[AARP SCUDDER LOGO]

                               IMPORTANT NEWS FOR

                     AARP BOND FUND FOR INCOME SHAREHOLDERS

    While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                             QUESTIONS AND ANSWERS

Q: WHAT AM I BEING ASKED TO VOTE ON?

A: You are being asked to vote on a proposed combination of your Fund into Scudder Income Fund. This proposal is part of a larger effort to expand the offerings in the AARP Investment Program to include the fund lineup of the Scudder Family of Funds. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHY HAS THE BOARD RECOMMENDED THAT I VOTE IN FAVOR OF THE COMBINATION?

A: The Board of your Fund is recommending that shareholders vote in favor of this proposal for the following reasons:

    - GREATER PREDICTABILITY OF EXPENSES. As part of the proposal to combine funds, a new fixed administrative fee rate arrangement would be implemented. The arrangement protects shareholders from most ordinary administrative expense increases for a minimum of three years.

    - LARGER FUND. The combined fund would likely have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper Investments, each Fund's investment manager, with greater investment flexibility and the ability to increase diversification through the purchase of portfolio issues.

    - TAX-FREE REORGANIZATION. It is a condition of the proposed combination that your Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

Q: ARE THE INVESTMENT POLICIES OF SCUDDER INCOME FUND SIMILAR TO THOSE OF MY
    FUND?

A: Although Scudder Income Fund does not have a policy of seeking to reduce downside risk, its investment objective, policies and restrictions are similar to those of your Fund. The combined fund will continue to seek high income while managing its portfolio in a way that is consistent with the prudent investment of shareholders' capital. While your Fund may currently invest up to 35% of assets in high-yield bonds, Scudder Income Fund may only invest up to 20% of assets in such bonds. The Funds are currently managed by the same portfolio manager and have similar investments.

Q: HOW DOES THIS AFFECT THE AARP INVESTMENT PROGRAM?

A: This consolidation of similar funds will enable Scudder to offer a broader range of investment choices through the AARP Investment Program. Except for the changes to your Fund outlined above, there are no plans to change the characteristics of the AARP Investment Program:

    - AARP classes will be created in the Scudder Funds for investors in the AARP Investment Program.

    - Scudder Kemper will continue its strong commitment to education, both for AARP Investment Program shareholders and for AARP members in general.

    - AARP, through its for-profit subsidiary, will continue to OVERSEE SERVICE LEVELS AND COMMUNICATIONS to shareholders in the AARP Investment Program and to AARP members. AARP will also continue to PROVIDE INSIGHT AND DIRECTION as to what best represents the interests and concerns of its membership.

    - Scudder Kemper will continue to develop NEW PRODUCTS AND SERVICES with the interests of AARP members in mind.

    - Scudder Kemper will MAINTAIN SEPARATE RECORDS for AARP Investment Program shareholders.

Q: ARE THERE OTHER PROPOSALS I WILL BE VOTING ON?

A: You are also being asked to vote on the election of Board members for your Fund. As part of a larger effort to restructure the Scudder Family of Funds, the Board of your Fund has voted in favor of creating a single board of trustees/directors responsible for most Scudder Funds. It is proposed that this board would continue to have AARP representation. It is the Board's belief that this has the potential for increasing efficiency and benefiting fund shareholders. The Board also believes that a single board,

                                                (continued on inside back cover)

                                                                  April 18, 2000

Dear AARP Investment Program Shareholder,

    Scudder Kemper Investments, investment manager for the AARP Investment Program, is proposing a series of changes to offer you a wider range of fund options to meet a broader range of investment goals. The current offering of 16 AARP mutual funds will soon expand to include 43 funds, six of which will maintain a risk-managed focus. This will be accomplished by making the entire lineup of funds from the Scudder Family of Funds available to AARP Investment Program shareholders. In addition, subject to shareholder approval, most AARP Investment Program funds will be combined with Scudder Funds that have similar investment objectives. The funds will be called Scudder Funds, indicating Scudder Kemper's distinct role as investment manager of the funds.

    The involvement and level of participation by AARP in the AARP Investment Program from Scudder is not changing. AARP will continue to oversee the Investment Program's service quality and communications; and AARP will continue to provide insight and direction as to what best represents the interests and concerns of its membership.

PLEASE READ THE ENCLOSED MATERIALS

    Enclosed with this letter is a packet of materials we ask that you read and, where applicable, fill out and return to us. The Q&A that begins on the front cover of the proxy statement explains the proposals we're making, why we're making them, and how they apply to your AARP Fund. The packet also contains a proxy card and a prospectus for the new fund that we are proposing to merge your Fund into.

    After careful review, the members of your Fund's Board have approved each of the proposals explained in the Q&A and described in the proxy statement. THE BOARD RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL THE PROPOSALS. (Because many of the funds for which Scudder Kemper acts as investment manager are holding shareholder meetings, you may receive more than one proxy card. If so, please vote each one.)

    Your vote is important to us. Once you've voted, please sign and date the proxy card and return it in the enclosed postpaid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone -- the enclosed flyer describes how. If we do not hear from you by May 17, our proxy solicitor may contact you. Thank you for your response and for your continued investment in the AARP Investment Program.

Respectfully,

/s/ Edmond D. Villani              /s/ Linda C. Coughlin
Edmond D. Villani                  Linda C. Coughlin
                                   Chairperson
Chief Executive Officer            Board of Trustees
Scudder Kemper Investments, Inc.   AARP Investment Program

                           AARP BOND FUND FOR INCOME
                           --------------------------

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                               AARP INCOME TRUST

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of AARP Bond Fund for Income (the "Fund"), a series of AARP Income Trust (the "Trust"), will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, on July 11, 2000, at 2:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:  To elect Trustees of the Trust;
PROPOSAL 2:  To approve an Agreement and Plan of Reorganization for the Fund whereby all or substantially all of the assets and liabilities of the Fund would be acquired by Scudder
             Income Fund in exchange for shares of the AARP Class of Scudder Income Fund; and
PROPOSAL 3:  To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Fund for the Fund's current fiscal year.

    The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

    Holders of record of shares of the Fund at the close of business on April 17, 2000 are entitled to vote at the Meeting and at any adjournments thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                     By Order of the Board,

                                     /s/ Kathryn L. Quirk

                                     Kathryn L. Quirk
                                     Secretary

April 18, 2000

    IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE (OR TO TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(S)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                           PROXY STATEMENT/PROSPECTUS

                                 APRIL 18, 2000

  RELATING TO THE ACQUISITION OF THE ASSETS OF AARP BOND FUND FOR INCOME (THE "ACQUIRED FUND"), A SEPARATE SERIES OF AARP INCOME TRUST (THE "ACQUIRED TRUST")

                            TWO INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-4103
                                 (800) 253-2277
                           --------------------------

   BY AND IN EXCHANGE FOR THE AARP CLASS OF SHARES OF BENEFICIAL INTEREST OF
    SCUDDER INCOME FUND (THE "ACQUIRING FUND"), A SEPARATE SERIES OF SCUDDER
                    PORTFOLIO TRUST (THE "ACQUIRING TRUST")

                            TWO INTERNATIONAL PLACE
                        BOSTON, MASSACHUSETTS 02110-4103
                                 (800) 728-3337
                           --------------------------

INTRODUCTION

    This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund in connection with three proposals (each a "Proposal," collectively, the "Proposals"). Proposal 1 describes the election of Trustees, and Proposal 3 proposes the ratification of the selection of the Acquired Fund's accountants.

    In Proposal 2, shareholders are asked to approve a proposed reorganization in which all or substantially all of the assets of the Acquired Fund would be acquired by the Acquiring Fund, in exchange for shares of beneficial interest of the AARP Class of the Acquiring Fund ("AARP Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, as described more fully below (the "Reorganization"). Shares of the Acquiring Fund thereby received would then be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of AARP Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund held as of the close of business on the business day preceding the closing of the Reorganization (the "Valuation Date"). Shareholders of the Acquired Fund will vote on an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Reorganization would be consummated. A copy of the Plan is attached hereto as Exhibit A. The closing of the Reorganization (the "Closing") is contingent upon shareholder approval of the Plan. The Reorganization is expected to occur on or about July 31, 2000.
                           --------------------------

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Proposals 1 and 2 relate to a restructuring program proposed by Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Investment Manager") and described in more detail below.

    It is being proposed to shareholders of Scudder Corporate Bond Fund, another fund advised by Scudder Kemper, the investment manager for each of the Acquiring Fund and the Acquired Fund, that the Acquiring Fund acquire the assets of that other fund. Each of the closing of this other acquisition and the Closing is contingent upon the other.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Acquired Fund whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement/Prospectus as being taken by either the Acquired Fund or the Acquiring Fund (each a "Fund" and collectively the "Funds"), although all actions are actually taken either by the Acquired Trust or the Acquiring Trust (together with the Acquired Trust, the "Trusts"), on behalf of the applicable Fund.

    This Proxy Statement/Prospectus sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing and should be retained for future reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquiring Fund, see the Acquiring Fund's prospectus, dated April 12, 2000, as supplemented from time to time, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of the Acquired Fund, see the Acquired Fund's prospectus, dated February 1, 2000, as supplemented from time to time, which is incorporated herein by reference and a copy of which may be obtained upon request and without charge by calling or writing the Acquired Fund at the telephone number or address set forth on the preceding page.

    The Acquiring Fund's statement of additional information, dated April 12, 2000, as supplemented from time to time, is incorporated herein by reference and may be obtained upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. A Statement of Additional Information, dated April 18, 2000, containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/ Prospectus. A copy of the Statement of Additional Information relating to the Reorganization is available upon request and without charge by calling or writing the Acquiring Fund at the telephone number or address set forth on the preceding page. Shareholder inquiries regarding the Acquired Fund may be made by calling (800) 253-2277. Shareholder inquiries regarding the Acquiring Fund may be made by calling (800) 728-3337. The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund. The AARP Shares will be a newly-established class of shares of the Acquiring Fund and will be identical in all material respects to the Acquiring Fund shares currently offered and sold, as described in the prospectus and statement of additional information for the Acquiring Fund, dated April 12, 2000, except as otherwise described herein.

    The Acquiring Fund and the Acquired Fund are diversified series of shares of beneficial interest of, respectively, the Acquiring Trust and the Acquired Trust. The Acquiring Trust and the Acquired Trust are open-end management investment companies organized as Massachusetts business trusts.

    The Board of Trustees (except as otherwise noted, "Trustees" refers to the Trustees of the Acquired Trust and "Board" refers to the Board of Trustees of the Acquired Trust) is soliciting proxies from shareholders of the Acquired Fund, on behalf of the Acquired Fund, for the Special Meeting of Shareholders to be held on July 11, 2000, at Scudder Kemper's offices, 13th Floor, Two International Place, Boston, MA 02110-4103, at 2:00 p.m. (Eastern time), or at such later time made necessary by adjournment (the "Meeting"). This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about April 18, 2000 or as soon as practicable thereafter.

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1, AND FOR PROPOSALS 2 AND 3.

            PROPOSAL 1:  ELECTION OF TRUSTEES OF THE ACQUIRED TRUST

    At the Meeting, shareholders will be asked to elect nine individuals to constitute the Board of Trustees of the Acquired Trust. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees of the Acquired Trust. The nominees for election, who are listed below, include seven persons who currently serve as Independent Trustees (as defined below) of the Acquired Trust or the Acquiring Trust or as independent trustees or directors of other no-load funds advised by Scudder Kemper and who have no affiliation with Scudder Kemper or the American Association of Retired Persons ("AARP"). The nominees listed below are also being nominated for election as Trustees of the Acquiring Trust and trustees or directors of all of the other AARP Funds (as defined below) and open-end, directly-distributed, no-load Scudder Funds.

    Currently, five different boards of trustees or directors are responsible for overseeing different groups of no-load funds advised by Scudder Kemper. As part of a broader restructuring effort described below under Proposal 2, Scudder Kemper has recommended, and the Board of Trustees has agreed, that shareholder interests can more effectively be represented by a single board with responsibility for overseeing substantially all of the Scudder no-load funds. Creation of a single, consolidated board should also provide certain administrative efficiencies and potential future cost savings for both the Funds and Scudder Kemper.

    Election of each of the listed nominees for Trustee on the Board of the Acquired Trust requires the affirmative vote of a plurality of the votes cast at the Meeting, in person or by proxy. The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Acquired Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Acquired Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following paragraphs and table set forth information concerning the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Unless otherwise noted,
(i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.

NOMINEES FOR ELECTION AS TRUSTEES:

HENRY P. BECTON, JR. (56)

Henry P. Becton, Jr. is president of the WGBH Educational Foundation, producer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree CUM LAUDE from Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy, and the Massachusetts

Corporation for Educational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's Graduate School of Education, and the Massachusetts Bar. Mr. Becton has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1990.

LINDA C. COUGHLIN (48)*

Linda C. Coughlin, a Managing Director of Scudder Kemper, is head of Scudder Kemper's U.S. Retail Mutual Funds Business. Ms. Coughlin joined Scudder Kemper in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, service and operations of Scudder Kemper retail businesses in the United States, which include the Scudder, Kemper, AARP, and closed-end fund families, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Express Company as Director of Consumer Marketing for the mutual fund group.
Ms. Coughlin received a B.A. degree in economics SUMMA CUM LAUDE from Fordham University. Ms. Coughlin is a Trustee of the Acquired Trust and has served on the boards of various funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1996.

DAWN-MARIE DRISCOLL (53)

Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was recently named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and General Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University

Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honorary) from Bentley College Graduate School of Business. Ms. Driscoll has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1987.

EDGAR R. FIEDLER (70)

Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Conference Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996.
Mr. Fiedler's business experience includes positions at Eastman Kodak in Rochester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secretary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler graduated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia University Graduate School of Business. From 1990 to 1991, he was the Stephen Edward Scarff Distinguished Professor at Lawrence University in Wisconsin.
Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, Brazil Fund, and PEG Capital Management, Inc. He is a Trustee of the Acquired Trust and has served as a board member of various mutual funds advised by Scudder Kemper, including the AARP Investment Program Funds, since 1984.

KEITH R. FOX (46)

Keith R. Fox is the managing partner of the Exeter Group of Funds, a series of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976 and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1996.

JOAN EDELMAN SPERO (55)

Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Affairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on Foreign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1998.

JEAN GLEASON STROMBERG (56)

Ms. Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office before Congress and elsewhere on issues involving banking, securities, securities markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C. law office of Fulbright and Jaworski, a national law firm. She served as Associate Director of the SEC's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Finance from 1972 to 1977.
Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Association, the funding vehicle for American Bar Association-sponsored retirement plans. Ms. Stromberg serves on the Wellesley College Business Leadership Council and the Council for Mutual Fund Director Education at Northwestern University Law School and was a panelist at the SEC's Investment Company Director's Roundtable. Ms. Stromberg is a Trustee of the Acquired Trust and has served as a board member of the AARP Investment Program Funds since 1997.

JEAN C. TEMPEL (56)

Jean C. Tempel is a venture partner for Internet Capital Group, a strategic network of Internet partnership companies whose principal offices are in

Wayne, Pennsylvania. Ms. Tempel concentrates on investment opportunities in the Boston area. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Operations Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture company. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensselaer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel has served as a trustee or director of various mutual funds advised by Scudder Kemper since 1994.

STEVEN ZALEZNICK (45)*

Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans.
Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association.

TRUSTEES NOT STANDING FOR RE-ELECTION:

                                       PRESENT OFFICE WITH THE ACQUIRED TRUST;
                                         PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                        AND DIRECTORSHIPS
----------                             ---------------------------------------
Carole Lewis Anderson (55)...........  Trustee; Principal, Suburban Capital
                                       Markets, Inc. (1995-Present).
                                       Ms. Anderson serves on the boards of an
                                       additional 4 trusts whose funds are
                                       advised by Scudder Kemper.

Adelaide Attard (69).................  Trustee; Member, NYC Department of
                                       Aging Advisory Council (1995-Present).
                                       Ms. Attard serves on the boards of an
                                       additional 4 trusts whose funds are
                                       advised by Scudder Kemper.

Robert N. Butler, M.D. (73)..........  Trustee; CEO and President,
                                       International Longevity Center and
                                       Professor of Geriatrics and Adult
                                       Development; Chairman, Henry L.
                                       Schwartz Department of Geriatrics and
                                       Adult Development, Mount Sinai Medical
                                       Center (1982-Present). Dr. Butler
                                       serves on the boards of an additional 4
                                       trusts whose funds are advised by
                                       Scudder Kemper.

Esther Canja (73)*...................  Trustee; President-Elect of AARP (to
                                       assume the Presidency in May 2000).
                                       Ms. Canja serves on the board of an
                                       additional 1 trust whose funds are
                                       advised by Scudder Kemper.

Lt. Gen. Eugene P. Forrester (74)....  Trustee; Lt. General (Retired), U.S.
                                       Army; International Trade Counselor
                                       (1983-Present); Consultant. Lt. Gen.
                                       Forrester serves on the boards of an
                                       additional 4 trusts whose funds are
                                       advised by Scudder Kemper.

                                       PRESENT OFFICE WITH THE ACQUIRED TRUST;
                                         PRINCIPAL OCCUPATION OR EMPLOYMENT
NAME (AGE)                                        AND DIRECTORSHIPS
----------                             ---------------------------------------
George L. Maddox, Jr. (74)...........  Trustee; Professor Emeritus and
                                       Director, Long Term Care Resources
                                       Program, Duke University Medical
                                       Center; Professor Emeritus of
                                       Sociology, Departments of Sociology and
                                       Psychiatry, Duke University.
                                       Mr. Maddox serves on the boards of an
                                       additional 4 trusts whose funds are
                                       advised by Scudder Kemper.

Robert J. Myers (87).................  Trustee; Actuarial Consultant
                                       (1983-Present). Mr. Myers serves on the
                                       boards of an additional 4 trusts whose
                                       funds are advised by Scudder Kemper.

James H. Schulz (63).................  Trustee; Professor of Economics and
                                       Kirstein Professor of Aging Policy,
                                       Policy Center on Aging, Florence Heller
                                       School, Brandeis University.
                                       Mr. Schulz serves on the boards of an
                                       additional 4 trusts whose funds are
                                       advised by Scudder Kemper.

Gordon Shillinglaw (74)..............  Trustee; Professor Emeritus of
                                       Accounting, Columbia University
                                       Graduate School of Business.
                                       Mr. Shillinglaw serves on the boards of
                                       an additional 4 trusts whose funds are
                                       advised by Scudder Kemper.

------------------------

* Nominee or Trustee considered by the Acquired Trust and its counsel to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Acquired Trust, the Investment Manager or AARP because of his or her employment by the Investment Manager or AARP, and, in some cases, holding offices with the Acquired Trust.

    Appendix 1 hereto sets forth the number of shares of each series of the Acquired Trust owned directly or beneficially by the Trustees of the Acquired Trust and by the nominees for election.

RESPONSIBILITIES OF THE BOARD -- BOARD AND COMMITTEE MEETINGS

    A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at this Meeting is comprised of two individuals who are considered "interested" Trustees, and seven individuals who have no affiliation with Scudder Kemper or AARP and who are called "independent" Trustees (the "Independent Trustees"). The SEC has recently proposed a rule that would require a majority of the board members of a fund to be "independent" if the fund were to take advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. The Independent Trustees have been nominated solely by the current Independent Trustees of the Acquired Trust, a practice also favored by the SEC. The Independent Trustees have primary responsibility for assuring that the Acquired Fund is managed in the best interests of its shareholders.

    The Trustees meet several times during the year to review the investment performance of each fund of the Acquired Trust and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the funds' independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters.

    The Board of the Acquired Trust has an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below. In addition, the Acquired Trust has an Executive Committee, a Shareholder Service Committee and a Valuation Committee.

AUDIT COMMITTEE

    The Audit Committee reviews with management and the independent public accountants for each series of the Acquired Trust, among other things, the scope of the audit and the internal controls of each series of the Acquired Trust and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each series of the Acquired Trust to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and financial reporting practices of each series of the Acquired Trust.

    As suggested by the Advisory Group Report, the Acquired Trust's Audit Committee is comprised of only Independent Trustees (all of whom serve on the committee), meets privately with the independent accountants of each series of the Acquired Trust, will receive annual representations from the accountants as to their independence, and has a written charter that delineates the committee's duties and powers.

COMMITTEE ON INDEPENDENT TRUSTEES

    The Board of Trustees of the Acquired Trust has a Committee on Independent Trustees, comprised of all of the Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compensation policies and reviewing matters relating to the Independent Trustees.

ATTENDANCE

    The full Board of Trustees of the Acquired Trust met five times, the Audit Committee met two times and the Committee on Independent Trustees met five times during calendar year 1999. Each then current Trustee attended 100% of the total meetings of the Board and each above named committee on which he or she served as a regular member that were held during that period, except Esther Canja, Robert J. Myers, James H. Schulz and Robert N. Butler, who attended 90%, 92%, 92% and 83%, respectively, of those meetings. In addition to these Board and committee meetings, the Trustees of the Acquired Trust attended various other meetings on behalf of the Acquired Trust during the year, including meetings with their independent legal counsel and informational meetings.

OFFICERS

    The following persons are officers of the Acquired Trust:

                               PRESENT OFFICE WITH THE ACQUIRED TRUST;
                                       PRINCIPAL OCCUPATION OR           YEAR FIRST BECAME
NAME (AGE)                                  EMPLOYMENT(1)                  AN OFFICER(2)
----------                     ---------------------------------------   -----------------
Linda C. Coughlin (48).......  Trustee and President; Managing
                               Director of Scudder Kemper                      2000

William F. Glavin, Jr. (41)..  Vice President; Managing Director of
                               Scudder Kemper                                  1997

Ann M. McCreary (43).........  Vice President; Managing Director of
                               Scudder Kemper                                  1998

James E. Masur (39)..........  Vice President; Senior Vice President
                               of Scudder Kemper                               1999

John Millette (37)...........  Vice President and Assistant Secretary;
                               Vice President of Scudder Kemper                1999

James W. Pasman (48).........  Vice President; Senior Vice President
                               of Scudder Kemper                               1996

Kathryn L. Quirk (47)........  Vice President and Secretary; Managing
                               Director of Scudder Kemper                      1997

John R. Hebble (41)..........  Treasurer; Senior Vice President of
                               Scudder Kemper                                  1997

------------------------

(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Acquired Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

    The Acquired Trust pays each Independent Trustee an annual Trustee's fee plus specified amounts for Board and committee meetings attended and reimburses expenses related to the business of any series of the Acquired Trust. As of April 1, 1999, each Independent Trustee receives an aggregate annual Trustee's fee of $12,000 for service on the boards of trustees of the funds offered through the AARP Investment Program (the "AARP Funds"). (Prior to April 1, 1999, the annual Trustee's fee was $10,000.) Each Independent Trustee also receives fees of $175 per fund for attending each meeting of the Board and between $80 and $150 per fund (depending on meeting type) for attending each committee meeting, or meeting held for the purpose of considering arrangements between the Acquired Trust and Scudder Kemper, or any of its affiliates. The newly-constituted Board may determine to change its compensation structure.

    The current compensation package for the Independent Trustees of the Acquired Trust has not included any provisions for pensions or other retirement benefits. A one-time benefit, however, will be provided to those Independent Trustees who are not standing for re-election in an amount equal to twice a Trustee's calendar year 1999 compensation from the AARP Funds. Inasmuch as Scudder Kemper will also benefit from the administrative efficiencies of a consolidated board, Scudder Kemper has agreed to bear one-half of the cost of any such benefit.

    Scudder Kemper supervises the Acquired Trust's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Acquired Trust and receives a management fee for its services. Several of the Acquired Trust's officers and Trustees are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Acquired Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at certain Board and committee meetings.

    The following Compensation Table provides in tabular form the following data:

    COLUMN (1) All Trustees who receive compensation from the Acquired Trust.

    COLUMN (2) Aggregate compensation received by each Trustee of the Acquired Trust during calendar year 1999.

    COLUMN (3) Total compensation received by each Trustee from funds managed by Scudder Kemper (collectively, the "Fund Complex") during calendar year 1999.

                               COMPENSATION TABLE

                                                   AGGREGATE        TOTAL COMPENSATION
                                                  COMPENSATION       FROM FUND COMPLEX
TRUSTEES                                       (NUMBER OF SERIES)     PAID TO TRUSTEE
--------                                       ------------------  ---------------------
Carole Lewis Anderson........................  $10,103 (3 series)   $40,935 (16 funds)

Adelaide Attard..............................  $9,467 (3 series)    $38,375 (16 funds)

Robert N. Butler.............................  $8,714 (3 series)    $34,855 (16 funds)

Edgar R. Fiedler.............................  $7,948 (3 series)    $73,230 (29 funds)*

Eugene P. Forrester..........................  $10,103 (3 series)   $40,935 (16 funds)

George L. Maddox, Jr.........................  $10,103 (3 series)   $40,935 (16 funds)

Robert J. Myers..............................  $9,467 (3 series)    $38,200 (16 funds)

James H. Schulz..............................  $9,147 (3 series)    $37,095 (16 funds)

Gordon Shillinglaw...........................  $9,840 (3 series)    $44,280 (16 funds)

Jean Gleason Stromberg.......................  $10,106 (3 series)   $40,935 (16 funds)

------------------------

* Mr. Fiedler's total compensation includes $9,900 accrued, but not received, through a deferred compensation program for serving on the Board of Directors of Scudder Fund, Inc.

 THE BOARD OF TRUSTEES OF AARP INCOME TRUST RECOMMENDS THAT THE SHAREHOLDERS OF
                AARP BOND FUND FOR INCOME VOTE FOR EACH NOMINEE.

         PROPOSAL 2:  APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

                                  I.  SYNOPSIS

    The following is a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the prospectuses and statements of additional information of the Funds, and the Plan. Shareholders should read this entire Proxy Statement/Prospectus carefully.

INTRODUCTION

    The Board of the Acquired Trust, including all of the Independent Trustees, approved the Plan at a meeting held on February 7, 2000. Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund in exchange for AARP Shares; (b) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund; and (c) the abolition of the Acquired Fund as a series of the Acquired Trust. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the AARP Shares and will hold, immediately after the Reorganization, AARP Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund on the Valuation Date.

    Scudder Kemper is the investment manager of both Funds. If the Reorganization is completed, the Acquired Fund's shareholders will continue to enjoy many of the same shareholder privileges as they currently enjoy, such as the ability to buy, exchange and sell shares without paying a sales commission, access to professional service representatives, and automatic dividend reinvestment. See "Purchase, Redemption and Exchange Information" below.

BACKGROUND OF THE REORGANIZATION

    The Reorganization is part of a broader restructuring program proposed by Scudder Kemper to respond to changing industry conditions and investor needs. Scudder Kemper seeks to offer the full lineup of the Scudder Family of no-load funds to members of the AARP Investment Program. The expanded offering should position the AARP Investment Program to meet the increasingly diverse needs of current and prospective AARP members.

    Scudder Kemper and AARP have advised the Board that they believe that the proposed changes in the AARP Investment Program from Scudder are in the interests of shareholders of the AARP Funds and AARP members. The Program would comprise the shares of the AARP Class of each of forty-three no-load funds, compared with the current sixteen, and would retain its separate identity, with separate statements and generally lower minimum investments for participating shareholders; six core funds(1) would continue to have a risk managed strategy; education will remain a focus of Scudder Kemper; and AARP will continue to be involved with the Program and is proposed to have board representation.

------------------------

(1) The six core funds would be Scudder GNMA Fund (currently known as AARP GNMA and U.S. Treasury Fund), Scudder Capital Growth Fund (currently known as AARP Capital Growth Fund), Scudder Small Company Stock Fund (currently known as AARP Small Company Stock Fund), Scudder Managed Municipal Bonds, Scudder Global Fund and Scudder Growth and Income Fund.

    As part of this initiative, Scudder Kemper has sought ways to restructure and streamline the management and operations of the funds it advises. Scudder Kemper believes, and has advised the boards, that the consolidation of certain funds advised by it would benefit fund shareholders. Scudder Kemper has, therefore, proposed the consolidation of a number of no-load funds advised by it that Scudder Kemper believes have similar or compatible investment objectives and policies. In many cases, the proposed consolidations are designed to eliminate the substantial overlap in current offerings by the Scudder Funds and the AARP Funds, all of which are advised by Scudder Kemper. Consolidation plans are proposed for other funds that have not gathered enough assets to operate efficiently and, in turn, have relatively high expense ratios. Scudder Kemper believes that these consolidations may help to enhance investment performance of funds and increase efficiency of operations.

    There are currently five different boards for the no-load funds advised by Scudder Kemper. Scudder Kemper believes, and has proposed to the boards, that creating a single board responsible for the AARP Funds and for the open-end, directly-distributed, no-load Scudder Funds would increase efficiency and benefit fund shareholders. (See Proposal 1 above.)

    As part of this restructuring effort, Scudder Kemper has also proposed the adoption of an administrative fee for most of the no-load funds advised by Scudder Kemper. Under this fee structure, in exchange for payment by a fund of an administrative fee, Scudder Kemper would agree to provide or pay for substantially all services that the fund normally requires for its operations, other than those provided under the fund's investment management agreement and certain other expenses. Such an administrative fee would enable investors to determine with greater certainty the expense level that a fund will experience, and, for the term of the administrative agreement, would transfer substantially all of the risk of increased costs to Scudder Kemper. Scudder Kemper has proposed that the Acquiring Fund implement such an administrative fee upon the Closing, as described in "Administrative Fee" below.

    The fund consolidations, the adoption of an administrative fee and the creation of a single board are expected to have a positive impact on Scudder Kemper, as well. These changes are likely to result in reduced costs (and the potential for increased profitability) for Scudder Kemper in advising or servicing funds.

REASONS FOR THE PROPOSED REORGANIZATION; BOARD APPROVAL

    Since receiving Scudder Kemper's proposals on September 22, 1999, the Independent Trustees have conducted a thorough review of all aspects of the proposed restructuring program. They have been assisted in this regard by their independent counsel and by independent consultants with special expertise in financial and mutual fund industry matters. In the course of discussions with representatives of Scudder Kemper, the Independent Trustees have requested, and Scudder Kemper has accepted, numerous changes designed to protect and enhance the interests of shareholders. See "The Proposed Transaction -- Board Approval of the Proposed Transaction" below.

    The Trustees believe that the Reorganization may provide shareholders of the Acquired Fund with the following benefits:

    - SIMILAR INVESTMENT OBJECTIVES AND POLICIES. Although the combined fund will not have the Acquired Fund's current policy of seeking to reduce downside risk, the combined fund will continue to seek high income while managing its portfolio in a way that is consistent with the prudent investment of shareholders' capital. The Funds are currently managed by the same portfolio manager and have similar investments.

    - GREATER PREDICTABILITY OF EXPENSES. On or prior to the Closing, the Acquiring Fund and Scudder Kemper will enter into an administrative services agreement pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring Fund, and will pay most Acquiring Fund expenses, in return for payment by the Acquiring Fund of a single administrative fee rate. This agreement, which has an initial three year term, will protect the Acquiring Fund's shareholders from increases in the Acquiring Fund's expense ratio attributed to any increases in the costs of providing these services.

    - INVESTMENT IN A LARGER FUND. Scudder Kemper has advised the Trustees that the Acquired Fund's shareholders will benefit from an investment in a larger fund which will likely have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper with greater investment flexibility and the ability to select a larger number of portfolio securities for the combined fund, with the attendant ability to spread investment risks among a larger number of portfolio securities.

    - TAX-FREE REORGANIZATION. It is a condition of the Reorganization that each Fund receive an opinion of tax counsel that the transaction would be a TAX-FREE transaction.

    For these reasons, as more fully described below under "The Proposed Transaction -- Board Approval of the Proposed Transaction," the Trustees of the Acquired Trust, including the Independent Trustees, have concluded that:

    - the Reorganization is in the best interests of the Acquired Fund and its shareholders; and

    - the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

    ACCORDINGLY, THE TRUSTEES RECOMMEND APPROVAL OF THE PLAN EFFECTING THE REORGANIZATION. If the Plan is not approved, the Acquired Fund will continue in existence unless other action is taken by the Trustees.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUNDS

    The investment objectives, policies and restrictions of the Acquired Fund and the Acquiring Fund (and, consequently, the risks of investing in either
Fund) are similar. Some differences do exist. The investment objective of the Acquiring Fund is to provide high income while managing its portfolio in a way that is consistent with the prudent investment of shareholders' capital. The investment objective of the Acquired Fund is to produce a high level of current income while actively seeking to reduce downside risk as compared with other bond mutual funds. There can be no assurance that either Fund will achieve its investment objective.

    Both Funds have the same portfolio manager and are managed in a substantially similar manner, except that the Acquired Fund seeks to reduce downside risk by adjusting its duration (a measure of sensitivity to interest rates), seeking out bonds that limit an issuer's ability to pay off loans early and diversifying its portfolio across industry sectors and issuers. Although the Investment Manager may adjust the Acquiring Fund's duration, it generally intends to keep it between four and six years.

    Each Fund focuses on corporate bonds, but may invest in other types of securities. The Acquired Fund limits its investments in foreign debt securities denominated in currencies other than the U.S. dollar to 20% of total assets, while the Acquiring Fund does not have this stated limit.

    Each Fund normally invests at least 65% of its assets in investment-grade bonds, but the Funds have different requirements regarding the quality of the bonds in which they invest. The Acquiring Fund normally invests at least 65% of its total assets in bonds rated in the three highest quality ratings of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P"). It may invest up to 20% of its total assets in "high-yield" or "junk" bonds of the fifth and sixth quality ratings of Moody's or S&P. The Acquired Fund normally invests at least 65% of its total assets in investment-grade debt securities as determined by Moody's or S&P or in unrated securities that the Investment Manager believes to be of comparable quality. It may invest up to 35% of its assets in high-yielding securities considered to be below investment grade.

    The Acquired Fund may make only limited use (in terms of transaction type and amount) of derivatives, futures and options. The Acquiring Fund, while limited to 5% of assets committed to such transactions entered into for non-hedging purposes, may make more use (in terms of transaction type and amount) of such transactions. Lastly, the Acquired Fund does not invest in securities issued by tobacco-producing companies and has a stated goal of educating shareholders on investment topics affecting their lives.

    The Acquiring Fund's investment restrictions are identical to the Acquired Fund's investment restrictions, as such restrictions are set forth under "Investment Restrictions" in each Fund's statement of additional information. Investment restrictions of each Fund that are fundamental policies may not be changed without the approval of Fund shareholders. Investors should refer to the respective statements of additional information of the Funds for a fuller description of each Fund's investment policies and restrictions.

PORTFOLIO TURNOVER

    The portfolio turnover rate for the Acquiring Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended January 31, 2000 (i.e., prior to the creation of AARP Shares) was 81%. The portfolio turnover rate for the Acquired Fund for the fiscal year ended September 30, 1999 was 63.9%.

PERFORMANCE

    The following table shows how each Fund's returns over different periods average out. For context, the table also includes a broad-based market index (which, unlike the Funds, does not have any fees or expenses). The performances of both Funds and the index vary over time. All figures assume reinvestment of dividends and distributions.

                          AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDING DECEMBER 31, 1999

                          ACQUIRING FUND**   ACQUIRED FUND   BENCHMARK INDEX***
                          ----------------   -------------   ------------------
Past year...............      (1.49)%           (0.79)%           (0.82)%
Past 5 years............       6.84%              N/A              7.73%
Past 10 years...........       7.35%              N/A              7.70%
Since Inception*........        N/A              4.86%             5.79%

------------------------

* The inception date for the Acquired Fund is February 1, 1997. Index comparisons begin on January 31, 1997.

** AARP Shares were not offered during the periods covered. Performance shown is for shares of the Acquiring Fund existing during the periods covered.

*** Each Fund's benchmark index is the Lehman Brothers Aggregate Bond Index, an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns are calculated monthly.

    Total return for the Acquiring Fund would have been lower during 1998 and 1999 if the Investment Manager had not maintained expenses during those years. Total return for the Acquired Fund would have been lower during both periods in the table above if the Investment Manager had not maintained expenses since inception.

    There may be differences in the Funds' yields. For information regarding each Fund's current 30-day yield, please call (800) 253-2277 with respect to the Acquired Fund and (800) 728-3337 with respect to the Acquiring Fund.

    For management's discussion of the Acquiring Fund's performance for the fiscal year ended January 31, 2000 (prior to the creation of AARP Shares), see Exhibit B attached hereto.

INVESTMENT MANAGER; FEES AND EXPENSES

    Each Fund retains the investment management firm of Scudder Kemper, pursuant to separate contracts, to manage its daily investment and business affairs, subject to the policies established by the Fund's Trustees. Shareholders pay no direct charges or fees for investment management or other services. Scudder Kemper is a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103.

    The Investment Manager receives a fee for its services pursuant to its investment management agreement with the Acquiring Fund. For these services, the Acquiring Fund pays the Investment Manager a fee at an annual rate of 0.65% of the first $200 million of average daily net assets, 0.60% of the next $300 million, and 0.55% on average daily net assets in excess of $500 million. The fee is graduated so that increases in the Acquiring Fund's net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. As of January 31, 2000, the Acquiring Fund had total net assets of $687,855,292. For the fiscal year ended January 31, 2000, the Acquiring Fund paid the Investment Manager a fee of 0.03% of average daily net assets. By contract, the total annual Fund operating expenses of the Acquiring Fund are maintained at not more than 0.95% of average daily net assets until April 30, 2001.

    Scudder Kemper has proposed a new investment management agreement for the Acquiring Fund. The proposed new investment management agreement includes a new fee rate, which, at all asset levels, is the same as or lower than the current rate applicable to the Acquiring Fund. The proposed new fee rate is 0.65% of the first $200 million of average daily net assets, 0.60% of the next $300 million, 0.55% of the next $500 million, 0.525% of the next $500 million, and 0.50% on average daily net assets in excess of $1.5 billion. Each of the effectiveness of the new investment management agreement for the Acquiring Fund and the Closing is contingent upon the other.

    The Investment Manager receives a fee pursuant to an investment management agreement as compensation for its services on behalf of the Acquired Fund. Pursuant to the Acquired Fund's investment management agreement, the fee payable to Scudder Kemper is calculated using a formula based in part on the combined net assets of all AARP Funds, except for the two series of AARP Managed Investment Portfolios Trust. The Acquired Fund currently pays the Investment Manager a fee at an annual rate of 0.56% of average daily net assets. By contract, the total annual Fund operating expenses of the Acquired Fund are maintained at not more than 0.75% of average daily net assets until January 31, 2001. The fee for the Acquiring Fund is calculated in a different manner than is currently used for the Acquired Fund. Unlike the fee for the

Acquired Fund, the Acquiring Fund's fee will not go up or down based on the net assets of other funds managed by the Investment Manager, but it will go up or down based on the net assets of the Acquiring Fund. As of September 30, 1999, the Acquired Fund had total net assets of $209,187,318. For the fiscal year ended September 30, 1999, the Acquired Fund paid the Investment Manager a fee of 0.08% of average daily net assets. There is currently an arrangement between Scudder Kemper and AARP Financial Services Corporation ("AFSC") pursuant to which Scudder Kemper currently pays AFSC a monthly fee based on the net assets of AARP Funds.

ADMINISTRATIVE FEE

    On or prior to the Closing, the Acquiring Fund will have entered into an administrative services agreement with Scudder Kemper (the "Administration Agreement"), pursuant to which Scudder Kemper will provide or pay others to provide substantially all of the administrative services required by the Acquiring Fund (other than those provided by Scudder Kemper under its investment management agreement with the Fund, as described above) in exchange for the payment by the Acquiring Fund of an administrative services fee (the "Administrative Fee") of 0.30% of average daily net assets. One effect of this arrangement is to make the Acquiring Fund's future expense ratio more predictable. The details of this arrangement (including expenses that are not covered) are set out below.

    Various third-party service providers (the "Service Providers"), some of which are affiliated with Scudder Kemper, provide certain services to the Acquiring Fund pursuant to separate agreements with the Fund, subject to oversight and approval by the Acquiring Trust's trustees. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, computes net asset value for the Acquiring Fund and maintains its accounting records. Scudder Service Corporation, also a subsidiary of Scudder Kemper, is the transfer, shareholder servicing and dividend-paying agent for the shares of the Acquiring Fund. Scudder Trust Company, an affiliate of Scudder Kemper, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. As custodian, State Street Bank and Trust Company holds the portfolio securities of the Acquiring Fund, pursuant to a custodian agreement. PricewaterhouseCoopers LLP audits the financial statements of the Acquiring Fund and provides other audit, tax, and related services. Dechert Price & Rhoads acts as general counsel for the Acquiring Fund. In addition to the fees it pays under its current investment management agreement with Scudder Kemper, the Acquiring Fund pays the fees and expenses associated with these service arrangements, as well as the Acquiring Fund's insurance, registration, printing, postage and other costs.

    Once the Administration Agreement becomes effective, each Service Provider will continue to provide the services that it currently provides to the Acquiring Fund, as described above, under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Acquiring Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. In return, the Acquiring Fund will pay Scudder Kemper the Administrative Fee.

    The proposed Administration Agreement will have an initial term of three years, subject to earlier termination by the Acquiring Trust's trustees. The fee payable by the Acquiring Fund to Scudder Kemper pursuant to the Administration Agreement would be reduced by the amount of any credit received from the Acquiring Fund's custodian for cash balances.

    Certain expenses of the Acquiring Fund would not be borne by Scudder Kemper under the Administration Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). In addition, the Acquiring Fund would continue to pay the fees required by its investment management agreement with Scudder Kemper.

COMPARISON OF EXPENSES

    The tables and examples below are designed to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the AARP Shares, and comparing these with the expenses of the Acquired Fund. AS INDICATED BELOW, IT IS EXPECTED THAT THE TOTAL EXPENSE RATIO OF THE ACQUIRING FUND FOLLOWING THE REORGANIZATION WILL BE SIMILAR TO OR LOWER THAN THE CURRENT GROSS EXPENSE RATIO OF THE ACQUIRED FUND (BEFORE GIVING EFFECT TO EXPENSE REIMBURSEMENTS AND WAIVERS). Unless otherwise noted, the information is based on each Fund's expenses (and average daily net assets) during the twelve months ended October 31, 1999 and on a pro forma basis as of that date and for the period then ended, giving effect to the Reorganization. Information in the tables and examples relating to the Acquiring Fund relates to the Acquiring Fund as a whole prior to the creation of the AARP Shares. Pro Forma information in the tables and examples relates to the AARP Shares and the S Class of shares of the Acquiring Fund. (Please see "Description of the Securities to be Issued" below.)

                        SHAREHOLDER TRANSACTION EXPENSES

                                                    ACQUIRING  ACQUIRED  PRO FORMA
                                                      FUND       FUND    (COMBINED)
                                                    ---------  --------  ----------
Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price).............   None       None      None
Maximum deferred sales charge (load) (as a
  percentage of purchase price or redemption
  proceeds).......................................   None       None      None
Maximum deferred sales charge (load) imposed on
  reinvested dividends............................   None       None      None
Redemption fee (as a percentage of amount
  redeemed, if applicable)(+).....................   None       None      None

                   ANNUAL FUND OPERATING EXPENSES (UNAUDITED)

                                                    ACQUIRING  ACQUIRED  PRO FORMA@**
                                                      FUND       FUND     (COMBINED)
                                                    ---------  --------  ------------
Management fees...................................   0.60%      0.56%       0.58%
Distribution and/or service (12b-1) fees..........   None       None         None
Other expenses....................................   0.90%      0.34%       0.31%
Total annual Fund operating expenses..............   1.50%      0.90%       0.89%
Expense reimbursement.............................   0.55%      0.15%        N/A
Net annual Fund operating expenses................   0.95%*    0.75%(#)      N/A

------------------------

(+)   There is a $5 wire service fee for receiving redemption proceeds via wire.

* By contract, the Acquiring Fund's total annual Fund operating expenses are maintained at not more than 0.95% of average daily net assets until April 30, 2001. There is no guarantee that this expense waiver will continue beyond April 30, 2001.

(#)   By contract, the total annual Fund operating expenses of the Acquired Fund are maintained at not more than 0.75% of average daily net assets until January 31, 2001. There is no guarantee that this expense waiver will continue beyond January 31, 2001. Annual Fund operating expenses in the table above have been restated to reflect the Acquired Fund's net annual Fund operating expenses at 0.75% of average daily net assets.

** Pro Forma expenses reflect the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund to be effective upon the Reorganization.

(@) It is being proposed to shareholders of Scudder Corporate Bond Fund, another fund advised by Scudder Kemper, that the Acquiring Fund acquire the assets of that other fund. Each of the closing of this other acquisition and the Closing is contingent upon the other. Pro Forma expenses reflect the acquisition by the Acquiring Fund of both this other fund and the Acquired Fund.

    In evaluating the Reorganization, the Independent Trustees also considered the Acquiring Fund's and the Acquired Fund's estimated expense ratios calculated utilizing Fund net assets at December 31, 1999 (rather than average daily net assets for a full year, as used in the table above), the number of shareholder accounts at that date, and other relevant factors. This calculation resulted in an estimated total annual expense ratio (without reflecting any expense reimbursements) of 1.47% for the Acquiring Fund and 0.89% for the Acquired Fund.

EXAMPLES (UNAUDITED)

    Based on the costs above (including one year of capped expenses in each period included in the Acquiring Fund and Acquired Fund columns), the following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, you reinvested all dividends and distributions, and each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

                                        ACQUIRING   ACQUIRED    PRO FORMA
YEAR                                      FUND*       FUND     (COMBINED)*@
----                                    ---------   --------   ------------
1ST...................................   $   97      $   77       $   91
3RD...................................   $  420      $  272       $  284
5TH...................................   $  766      $  484       $  493
10TH..................................   $1,744      $1,094       $1,096

------------------------

* Pro Forma expenses reflect the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund to be effective upon the Reorganization.

(@) It is being proposed to shareholders of Scudder Corporate Bond Fund, another fund advised by Scudder Kemper, that the Acquiring Fund acquire the assets of that other fund. Each of the closing of this other acquisition and the Closing is contingent upon the other. Pro Forma expenses reflect the acquisition by the Acquiring Fund of both this other fund and the Acquired Fund.

FINANCIAL HIGHLIGHTS

    The financial highlights table for the Acquiring Fund prior to the creation of the AARP Shares, which is intended to help you understand the Acquiring Fund's financial performance for the past five years, is included in the Acquiring Fund's prospectus dated April 12, 2000, which is included herewith and incorporated herein by reference.

DISTRIBUTION OF SHARES

    Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of each Fund. SIS charges no direct fees in connection with the distribution of shares of the Funds. Following the Reorganization, Acquiring Fund shareholders will continue to be able to purchase shares of the funds in the Scudder Family of Funds on a no-load basis.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

    The purchase, redemption and exchange procedures and privileges of the Acquired Fund are identical to those that will be in place for the AARP Shares, except for the range of funds available under the exchange privilege and the minimum balance requirements.

    Acquired Fund shareholders may currently exchange Acquired Fund shares only into AARP Funds, while holders of AARP Shares will be able to exchange AARP Shares into shares of any fund within the Scudder Family of Funds on a no-load basis. The minimum balance for non-retirement accounts investing in the AARP Shares will be $1,000, which is lower than the minimum balance for non-retirement accounts investing in the Acquired Fund. The minimum balance for Individual Retirement Accounts ("IRAs") investing in AARP Shares will be $500, as compared to $250 for the Acquired Fund. However, Acquired Fund IRA shareholders receiving AARP Shares as a result of the Reorganization will only be required to meet the Acquired Fund's $250 minimum balance requirement for IRAs.

DIVIDENDS AND OTHER DISTRIBUTIONS

    The Acquiring Fund intends to distribute investment company taxable income, exclusive of net short-term capital gains in excess of net long-term capital losses, in March, June, September and December of each year. Following the Reorganization, the Acquiring Fund intends to make such distributions monthly. The Acquired Fund intends to distribute dividends from net investment income monthly. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in December each year. An additional distribution may be made if necessary. Dividends and distributions of each Fund will be invested in additional shares of the Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.

    If the Plan is approved by the Acquired Fund's shareholders, the Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains immediately prior to the Closing.

TAX CONSEQUENCES

    As a condition to the Reorganization, the Acquiring Fund and the Acquired Fund will have received an opinion of Willkie Farr & Gallagher in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."

                          II.  PRINCIPAL RISK FACTORS

    Because of their similar investment objectives, policies and strategies, the principal risks presented by the Acquiring Fund are similar to those presented by the Acquired Fund. The main risks applicable to each Fund include, among others, management risk (i.e., securities selection by the Investment Manager), risk associated with interest rates, and risk associated with credit quality. In addition, investments in high yield securities, or "junk bonds," entail relatively greater risk of loss of income and principal than investments in higher rated securities, and may fluctuate more in value. This risk may affect both Funds, but may be more pronounced for the Acquired Fund, which may invest a larger percentage of its assets in high-yield bonds than the Acquiring Fund. Because the Acquiring Fund does not actively seek to reduce downside risk as compared with other bond mutual funds, it may present more significant risks than the Acquired Fund in a weak market. Conversely, the Acquiring Fund may perform better than the Acquired Fund in a strong market. Lastly, to the extent that a

Fund invests in foreign securities, it may be exposed to the risks associated with such investments and foreign currency risk. Foreign investments tend to be more volatile than their U.S. counterparts for various reasons including political and economic uncertainties and difficulty in obtaining accurate information. While both Funds may invest in foreign debt securities denominated in currencies other than the U.S. dollar, the Acquiring Fund is permitted to do so to a greater extent than the Acquired Fund and may, therefore, have more exposure to the risks of investing in such securities and foreign currency risk.

    For a further discussion of the investment techniques and risk factors applicable to the Funds, see "Investment Objectives, Policies and Restrictions of the Funds" above, and the prospectuses and statements of additional information for the Funds, which are incorporated by reference herein.

                         III.  THE PROPOSED TRANSACTION

DESCRIPTION OF THE PLAN

    As stated above, the Plan provides for the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange for that number of full and fractional AARP Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the Valuation Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. The Acquired Fund will distribute the AARP Shares received in the exchange to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be abolished as a series of the Acquired Trust.

    Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional AARP Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Acquired Fund immediately as of the close of business on the Valuation Date. Such shares will be held in an account with the Acquiring Trust identical in all material respects to the account currently maintained by the Acquired Trust for such shareholder, except as noted above. In the interest of economy and convenience, AARP Shares issued to the Acquired Fund's shareholders will be in uncertificated form.

    Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Acquired Fund's transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of

AARP Shares received by the shareholder in connection with the Reorganization.

    The obligations of each Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively, under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The Acquired Fund and the Acquiring Fund are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of either Trust, notwithstanding the approval of the Plan by the shareholders of the Acquired Fund. However, no amendment may be made that materially adversely affects the interests of the shareholders of the Acquired Fund without obtaining the approval of the Acquired Fund's shareholders. The Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.

    Scudder Kemper will pay the Acquired Fund's allocable share of expenses associated with the Reorganization. The Acquiring Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $450,559 for the Acquiring Fund (approximately $0.0077 per share, based on December 31, 1999 net assets for the Acquiring Fund). As investors in the Acquiring Fund, Acquiring Fund shareholders indirectly bear a portion of these expenses.

BOARD APPROVAL OF THE PROPOSED TRANSACTION

    Scudder Kemper first proposed the Reorganization to the Independent Trustees of the Acquired Fund at a meeting held on September 22, 1999. The Reorganization was presented to the Trustees and considered by them as part of a broader initiative by Scudder Kemper to restructure many of the mutual funds advised by it that are currently offered to retail investors (see "Synopsis -- Background of the Reorganization" above). This initiative includes four major components:

        (i) The combination of funds with similar investment objectives and policies, including in particular the combination of the AARP Funds with similar Scudder Funds currently offered to the general public;

        (ii) The liquidation of certain small funds which have not achieved market acceptance and which are unlikely to reach an efficient operating size;

       (iii) The implementation of an administration agreement for each fund, covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and

        (iv) The consolidation of the separate boards currently responsible for overseeing several groups of no-load funds managed by Scudder Kemper into a single board.

    The Independent Trustees of the Acquired Fund reviewed the potential implications of these proposals for the Acquired Fund as well as the various other funds for which they serve as trustees or directors. They were assisted in this review by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund industry matters. Following the September 22 meeting, the Independent Trustees met in person or by telephone on a number of occasions (including committee meetings) to review and discuss these proposals, both among themselves and with representatives of Scudder Kemper. On a number of occasions, these meetings included representatives of the independent trustees or directors of other funds affected by these proposals. In the course of their review, the Independent Trustees requested and received substantial additional information and suggested numerous changes to Scudder Kemper's proposals, many of which were accepted.

    Following the conclusion of this process, the Independent Trustees of the Acquired Fund, the independent trustees/directors of other funds involved and Scudder Kemper reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds and, where required, agreed to submit elements of the plan for approval to shareholders of those funds.

    On February 7, 2000, the Board of the Acquired Fund, including the Independent Trustees of the Acquired Fund, approved the terms of the Reorganization and certain related proposals. The Independent Trustees have also agreed to recommend that the Reorganization be approved by the Acquired Fund's shareholders.

    In determining to recommend that the shareholders of the Acquired Fund approve the Reorganization, the Board considered, among other factors: (a) the fees and expense ratios of the Funds, including comparisons between the expenses of the Acquired Fund and the estimated operating expenses of the

Acquiring Fund, and between the estimated operating expenses of the Acquiring Fund and other mutual funds with similar investment objectives; (b) the terms and conditions of the Reorganization and whether the Reorganization would result in the dilution of shareholder interests; (c) the compatibility of the Acquired Fund's and the Acquiring Fund's investment objectives, policies, restrictions and portfolios; (d) the agreement by Scudder Kemper to provide services to the Acquiring Fund for a fixed fee rate under the Administration Agreement with an initial three year term; (e) the service features available to shareholders of the Acquired Fund and the Acquiring Fund; (f) the costs to be borne by the Acquired Fund, the Acquiring Fund and Scudder Kemper as a result of the Reorganization; (g) the prospects for the Acquiring Fund to attract additional assets; (h) the tax consequences of the Reorganization on the Acquired Fund, the Acquiring Fund and their respective shareholders; and (i) the investment performance of the Acquired Fund and the Acquiring Fund.

    The Trustees also gave extensive consideration to possible economies of scale that might be realized by Scudder Kemper in connection with the Reorganization, as well as the other fund combinations included in Scudder Kemper's restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of the Acquiring Fund, as proposed to be revised upon completion of the Reorganization. In particular, the Trustees considered the benefits to shareholders resulting from locking in the rate of the Acquiring Fund's Administrative Fee for an initial three-year period. Because the Acquiring Fund will pay only its stated Administrative Fee rate for such services and expenses regardless of changes in actual costs, the Acquiring Fund's shareholders will be protected from increases in the Acquiring Fund's expense ratio attributable to increases in such actual costs. The Board also considered the protection this would afford shareholders if the Acquiring Fund's net assets declined as a result of market fluctuations or net redemptions.

    The Trustees also considered the impact of the Reorganization on the total expenses to be borne by shareholders of the Acquired Fund. As noted above under "Comparison of Expenses," the pro forma expense ratio (reflecting the Administrative Fee) for the combined Fund following the Reorganization is similar to or lower than the current gross expense ratio for the Acquired Fund (without reflecting any expense reimbursements). The Board also considered that the Reorganization would permit the shareholders of the Acquired Fund to pursue similar investment goals in a larger fund. In this regard, Scudder Kemper advised the Trustees of the Acquired Fund that the Acquired Fund's shareholders will benefit from being in a larger fund which will likely have the ability to effect portfolio transactions on more favorable terms and provide Scudder Kemper with greater investment flexibility and the ability to select a larger number of portfolio securities for the combined Fund, with the ability to spread investment risks among a larger number of portfolio securities.

    Finally, the Trustees concluded that the shareholders of the Acquired Fund would be better served by having their interests represented by a single board of trustees with responsibility for overseeing substantially all of the funds to be marketed as a "family of funds" through Scudder's no-load distribution channels. Accordingly, the Trustees agreed to recommend the election of a new consolidated board comprised of representatives of each of the various boards currently serving as trustees or directors of these funds.

    Based on all of the foregoing, the Board concluded that the Acquired Fund's participation in the Reorganization would be in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund's shareholders. THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    The Acquiring Fund is a series of the Acquiring Trust, a Massachusetts business trust established under a Declaration of Trust dated September 20, 1984, as amended. The Acquiring Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees of the Acquiring Trust are authorized to divide the Acquiring Trust's shares into separate series. The Acquiring Fund is one of four series of the Acquiring Trust that the Board has created to date. The Trustees of the Acquiring Trust are also authorized to further divide the shares of the series of the Acquiring Trust into classes. The Trustees of the Acquiring Trust have authorized the division of the Acquiring Fund into two classes, S Class and AARP Class. It is anticipated that this division will occur prior to the Closing and that shares of the Acquiring Fund existing at that time will be redesignated as S Class shares of the Acquiring Fund. If AARP Shares are not created prior to the Closing, then the Reorganization will not be consummated. Although shareholders of different classes of a series have an interest in the same portfolio of assets, shareholders of different classes may bear different expenses in connection with different methods of distribution and certain other matters.

    Each share of each class of the Acquiring Fund represents an interest in the Acquiring Fund that is equal to and proportionate with each other share of that class of the Acquiring Fund. Acquiring Fund shareholders are entitled to one vote per share held on matters on which they are entitled to vote. In the areas of shareholder voting and the powers and conduct of the Trustees, there are no material differences between the rights of shareholders of the Acquired Fund and the rights of shareholders of the Acquiring Fund.

FEDERAL INCOME TAX CONSEQUENCES

    The Reorganization is conditioned upon the receipt by the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for AARP Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for AARP Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or upon the distribution of the AARP Shares to the Acquired Fund shareholders in exchange for their shares of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for AARP Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;
(vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the receipt of the AARP Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the AARP Shares received by the shareholders of the Acquired Fund will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of AARP Shares received by the shareholders of the Acquired Fund will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the shareholders of the Acquired Fund.

    After the Closing, the Acquiring Fund may dispose of certain securities received by it from the Acquired Fund in connection with the Reorganization, which may result in transaction costs and capital gains.

    While the Acquired Trust is not aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

CAPITALIZATION

    The following table shows on an unaudited basis the capitalization of each Fund and Scudder Corporate Bond Fund(@) as of October 31, 1999 (i.e., prior to the creation of AARP Shares), and on a pro forma basis as of that date, giving effect to the Reorganization:

                                                          SCUDDER
                        ACQUIRING        ACQUIRED        CORPORATE       PRO FORMA          PRO FORMA
                           FUND            FUND          BOND FUND      ADJUSTMENTS        COMBINED(1)
                       ------------   --------------   -------------   --------------   -----------------
NET ASSETS
S Class..............  $734,185,802                     $39,378,995    ($ 450,559)(3)   $  773,114,238
AARP Shares..........                 $  207,756,913                                    $  207,756,913
                                                                                        --------------
Total Net Assets.....                                                                   $  980,871,151(2)
                                                                                        ==============
SHARES OUTSTANDING
S Class..............    58,884,573                       3,461,403      (300,970)          62,045,006
AARP Shares..........                     14,699,471                    1,974,439           16,673,910
NET ASSET VALUE PER
  SHARE
S Class..............  $      12.47                     $     11.38                     $        12.46
AARP Shares..........                 $        14.13                                    $        12.46

------------------------------

(@) It is being proposed to shareholders of Scudder Corporate Bond Fund, another fund advised by Scudder Kemper, that the Acquiring Fund acquire the assets of that other fund. Each of the closing of this other acquisition and the Closing is contingent upon the other. Pro Forma capitalization reflects the acquisition by the Acquiring Fund of both this other fund and the Acquired Fund.

(1) Assumes the Reorganization had been consummated on October 31, 1999, and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund and Scudder Corporate Bond Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

(2) Pro forma combined net assets do not reflect expense reductions that would result from the implementation of the Administrative Fee and of a new investment management fee for the Acquiring Fund.

(3) Represents one-time proxy, legal, accounting and other costs of the Reorganization of $450,559 to be borne by the Acquiring Fund.

 THE BOARD OF TRUSTEES OF AARP INCOME TRUST RECOMMENDS THAT THE SHAREHOLDERS OF
          AARP BOND FUND FOR INCOME VOTE IN FAVOR OF THIS PROPOSAL 2.

     PROPOSAL 3: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

    The Board of the Acquired Trust, including a majority of the Independent Trustees, has selected PricewaterhouseCoopers LLP to act as independent accountants of the Acquired Fund for the Acquired Fund's current fiscal year. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

 THE BOARD OF TRUSTEES OF AARP INCOME TRUST RECOMMENDS THAT THE SHAREHOLDERS OF
          AARP BOND FUND FOR INCOME VOTE IN FAVOR OF THIS PROPOSAL 3.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE FUNDS

    Additional information about the Trusts, the Funds and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling 1-800-225-2470.

    The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy material and other information about each of the Funds with the SEC. Such reports, proxy material and other information filed by the Trusts can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the following SEC Regional Offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, NY 10048; Southeast Regional Office, 1401 Brickell Avenue, Suite 200, Miami, FL 33131; Midwest Regional Office, Citicorp Center, 500 W. Madison Street, Chicago, IL, 60661-2511; Central Regional Office, 1801 California Street, Suite 4800, Denver, CO 80202-2648; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains the statements of additional information for the Trusts, materials that are incorporated by reference into the prospectuses and statements of additional information, and other information about the Trusts and the Funds.

INTERESTS OF CERTAIN PERSONS

    The Investment Manager has a financial interest in the Reorganization, arising from the fact that its fee under its investment management agreement with the Acquiring Fund will increase as the amount of the Acquiring Fund's assets increases. The amount of those assets will increase by virtue of the Reorganization. See "Synopsis -- Investment Manager; Fees and Expenses" above.

GENERAL

    PROXY SOLICITATION. Proxy solicitation costs will be considered Reorganization expenses and will be allocated accordingly. In addition to solicitation by mail, certain officers and representatives of the Acquired Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

    Any Acquired Fund shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Acquired Fund, c/o Scudder Kemper Investments, Inc., at the address for the Acquired Fund shown at the beginning of this Proxy Statement/Prospectus) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Acquired Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of one-third of the shares of the Acquired Trust (for a trust-wide vote) or the Acquired Fund (for a fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Trust's (for a trust-wide vote) or the Acquired Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that

Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Acquired Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Acquired Trust voting at the Meeting. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Acquired Fund's shares outstanding and entitled to vote thereon. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of the Acquired Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1, and will have the effect of a "no" vote on Proposals 2 and 3.

    Holders of record of the shares of the Acquired Fund at the close of business on April 17, 2000 will be entitled to one vote per share on all business of the Meeting. As of March 20, 2000, there were 13,406,212 shares of the Acquired Fund outstanding.

    As of January 31, 2000, the officers and Trustees of the Acquiring Trust as a group owned beneficially less than 1% of the outstanding shares of the Acquiring Fund. Appendix 2 hereto sets forth the beneficial owners of more than 5% of each Fund's shares, as well as the beneficial owners of more than 5% of the shares of each other series of the Acquired Trust. To the best of the applicable Trust's knowledge, as of January 31, 2000, no person owned beneficially more than 5% of either Fund's outstanding shares or the shares of any other series of the Acquired Trust, except as stated in Appendix 2.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $4,929. As the Meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Acquired Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-605-1203. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

    SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Acquired Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    OTHER MATTERS TO COME BEFORE THE MEETING. No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Acquired Trust and/or the Acquired Fund.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 By Order of the Board,

                                 /s/ Kathryn L. Quirk

                                 Kathryn L. Quirk
                                 Secretary

                        INDEX OF EXHIBITS AND APPENDICES

EXHIBIT A:   Agreement and Plan of Reorganization

EXHIBIT B:   Management's Discussion of Acquiring Fund's
             Performance

APPENDIX 1:  Trustee and Nominee Shareholdings

APPENDIX 2:  Beneficial Owners of Fund Shares

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
this    day of     , 2000, by and between Scudder Portfolio Trust (the
"Acquiring Trust"), a Massachusetts business trust, on behalf of Scudder Income Fund (the "Acquiring Fund"), a separate series of the Acquiring Trust, and AARP Income Trust (the "Acquired Trust" and, together with the Acquiring Trust, each a "Trust" and collectively the "Trusts"), a Massachusetts business trust, on behalf of AARP Bond Fund For Income (the "Acquired Fund" and, together with the Acquiring Fund, each a "Fund" and collectively the "Funds"), a separate series of the Acquired Trust. The principal place of business of each Trust is Two International Place, Boston, Massachusetts 02110-4103

    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the AARP Class of shares ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

    1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1.

    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record (the "Acquired Fund Shareholders"), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

    2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

    2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants upon the reasonable request of the other Fund.

3.  CLOSING AND CLOSING DATE

    3.1. The Closing of the transactions contemplated by this Agreement shall be July 31, 2000, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dechert Price & Rhoads, Ten Post Office Square -- South, Boston, MA 02109, or at such other place and time as the parties may agree.

    3.2. The Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of Assets.

    3.3. State Street Bank and Trust Company ("State Street"), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. Scudder Service Corp. (the "Transfer Agent"), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the

Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

        (a) The Acquired Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquired Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

        (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result, in violation of Massachusetts law or of the Acquired

    Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended September 30, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since September 30, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

        (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

        (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

        (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the "NASD")), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

        (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

        (d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result, in violation of Massachusetts law or of the Acquiring Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended January 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since January 31, 2000 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

        (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

        (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

        (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

        (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

        (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 11, 2000.

    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the "Registration Statement") in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

   5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to
(i) vest and confirm to the Acquired Fund title to and possession of all

Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

   5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

   5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

        (a) The Acquiring Trust has been duly formed and is an existing business trust; (b) the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

    6.5. The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with Scudder Kemper Investments, Inc. ("Scudder Kemper"), each in a form reasonably satisfactory to the Acquired Fund.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    7.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Dechert Price & Rhoads, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

        (a) The Acquired Trust has been duly formed and is an existing business trust; (b) the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust's registration statement under the 1940 Act; (c) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust's Declaration of Trust, as amended, or By-laws; and (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

    7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

    7.6. The Acquiring Fund shall have (i) adopted a new investment management agreement and (ii) entered into an administrative services agreement with Scudder Kemper.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such shares to the Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all or substantially all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer; (iv) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vi) no gain or loss will be recognized by Acquired Fund Shareholders upon the receipt of the Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction; (vii) the basis of the Acquiring Fund Shares received by Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and (viii) the holding period of Acquiring Fund Shares received by Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of Acquired Fund Shareholders. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Fund or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

   10.1. Each of the Acquiring Fund on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

   10.2. Scudder Kemper will pay the Acquired Fund's allocable share of expenses associated with the Reorganization. The Acquiring Fund will pay its own allocable share of expenses associated with the Reorganization, except that Scudder Kemper will bear any such expenses in excess of $450,559 for the Acquiring Fund (approximately $0.0077 per share, based on December 31, 1999 net assets for the Acquiring Fund). Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187. Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the

Acquiring Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION

   12.1. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 31, 2000, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603,
Attention: Sheldon A. Jones, Esq., or to the Acquiring Fund, Two International Place, Boston, MA 02110-4103, with a copy to Dechert Price & Rhoads, Ten Post Office Square South, Boston, MA 02109-4603, Attention: Sheldon A. Jones, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

   15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   15.4. References in this Agreement to the Trust mean and refer to the Board members of the Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust's Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust's Declaration of Trust.

    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the "Obligated Fund"), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

   15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                         AARP INCOME TRUST
                                on behalf of AARP Bond Fund for Income
------------------------------
          Secretary

                                By:        ------------------------------

                                Its:       ------------------------------

Attest:                         SCUDDER PORTFOLIO TRUST
                                on behalf of Scudder Income Fund
------------------------------
          Secretary

                                By:        ------------------------------

                                Its:       ------------------------------

AGREED TO AND ACKNOWLEDGED
ONLY WITH RESPECT TO
PARAGRAPH 10.2 HERETO
SCUDDER KEMPER INVESTMENTS, INC.

By:
-------------------------------------------------------------------------------

Its:
-------------------------------------------------------------------------------

                                                                       EXHIBIT B
MANAGEMENT'S DISCUSSION OF ACQUIRING FUND'S PERFORMANCE
--------------------------------------------------------------------------------
Performance Update                                              January 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


       Scudder Income Fund      LB Aggregate Bond Index*
            90    10000                  10000
            91    11140                  11161
            92    12658                  12615
            93    14033                  13999
            94    15840                  15278
            95    15053                  14925
            96    17690                  17453
            97    18215                  18021
            98    19938                  19956
            99    21143                  21565
            00    20591                  21163

              Yearly periods ended January 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                             Total Return
                               Growth of                                 Average
Period ended 1/31/2000          $10,000             Cumulative            Annual
--------------------------------------------------------------------------------
Scudder Income Fund
--------------------------------------------------------------------------------
1 year                         $   9,739               -2.61%             -2.61%
--------------------------------------------------------------------------------
5 year                         $  13,678               36.78%             6.46%
--------------------------------------------------------------------------------
10 year                        $  20,591              105.91%             7.49%
--------------------------------------------------------------------------------
LB Aggregate Bond Index*
--------------------------------------------------------------------------------
1 year                         $   9,814               -1.86%            -1.86%
--------------------------------------------------------------------------------
5 year                         $  14,180               41.80%             7.23%
--------------------------------------------------------------------------------
10 year                        $  21,163              111.63%             7.78%
--------------------------------------------------------------------------------

* The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

   If the Adviser had not maintained the Fund's expenses, total returns would have been lower.

Portfolio Management Discussion                                 January 31, 2000
--------------------------------------------------------------------------------

In the following interview, portfolio manager Robert S. Cessine discusses Scudder Income Fund's strategy and the market environment in the twelve-month period ended January 31, 2000.

Q: The bond market experienced extremely poor performance over the past year. How did this play out in the various subsectors you follow, and what were some of the causes?

A: The fact that growth in both the United States and the overseas economies has come in well above expectations has put pressure on bond prices since early last year. Yields on long-term Treasuries began 1999 at slightly above 5%, reflecting the widely held expectation that growth would remain tame and that deflation, not inflation, would be the market's primary concern. As the year progressed, however, it became apparent that the global economy would in fact be much stronger than expected. Asia staged a sharp recovery, thereby removing one of the key factors that was supporting bond prices in 1998. Commodity prices have also staged a rebound, led by the surge in oil prices to nine-year highs in January 2000. On the domestic front, continued gains in the stock market helped fuel a 9% rise in holiday sales, and gross domestic product posted a strong 5.8% gain in the fourth quarter. Most important, the extreme tightness in the labor markets sparked concerns that a sharp increase in wage growth was inevitable. While actual evidence of inflation on the consumer level remains spotty, the consensus opinion among market participants is that the Fed will be forced to raise interest rates on multiple occasions in 2000. These factors have combined to create an extremely negative environment for bonds. The yield on the benchmark 30-year Treasury issue, which stood at 5.09% on January 29, 1999, rose to a peak of 6.75% by January 18, 2000. Five- and ten-year notes were hit especially hard in the latter half of the period.

Other sectors of the bond market held up relatively well in relation to Treasuries over the full year. Mortgage- and asset-backed securities both outperformed, as did government agency notes (such as those issued by Fannie Mae). Corporate issues performed poorly over the period, but outperformed Treasuries in the fourth quarter of 1999 as fears of a supply-demand imbalance associated with Y2K dissipated. The stronger performance of these sectors had a positive effect on fund performance. Our emphasis on diversifying the portfolio among a variety of corporates, asset-backeds, and agency notes helped mitigate the effects of a difficult interest rate environment.

Q: How has the fund performed in this environment?

A: For the twelve-month period ended January 31, 2000, the fund provided a return of -2.61%, which trailed the -1.86% return of its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index. However, the fund's return placed it in the top 25% of all domestic taxable bond funds, as calculated by Lipper Analytical Services. The fund has also outperformed its peer group over the five- and ten-year periods ended on the same date.

Q: The fund is heavily weighted in corporate bonds. How did you position the portfolio within that sector?

A: In the last report, which covered the six months ended July 31, we stated that we were raising our weighting in corporates. At that juncture, market participants were concerned that the approach of Y2K would bring about a glut of supply in the third quarter -- as corporations rushed to complete their financing needs ahead of year-end -- as well as a reduction in demand as investors shunned riskier assets in anticipation of possible disruptions associated with Y2K. Believing that these fears were overblown, we added to the portfolio's position in corporates in order to take advantage of their more attractive yields, and the fund was therefore positioned to benefit when the sector outperformed Treasuries over the latter part of the period. Even though yield spreads (the difference between the yield on corporates and the Treasury bond of equivalent maturity) have contracted, we believe that the sector remains attractive relative to historical levels. We currently hold 61% of assets in corporate bonds, including 17% of assets in high yield issues. The fund is currently approaching the maximum allocation it can hold in high yield bonds (20%), so this represents a relatively aggressive positioning. We feel that the combination of attractive valuations, continued strength in the domestic economy, and powerful corporate earnings growth should work to the benefit of high yield issues in the coming month.

Within the corporate sector, we continue to focus on bonds issued by companies with strong, reliable cash flows. The financial press generally focuses on the way a company's earnings report affects its stock price, but the strength and quality of earnings is also an important driver of corporate bond prices. As a result, we utilize intensive credit research in order to avoid companies whose bonds can "blow up" due to disappointing earnings. The fund has also been well-positioned to benefit from the rally in the media and telecom sectors. In addition, our position in the energy sector was boosted by the sharp rise in oil prices. Looking ahead, we are confident that the fund's diversified mix of high-quality bonds in a variety of industries -- including utilities, financials, retailers, and auto manufacturers -- will help the fund produce steady performance over time.

Q: What was your strategy with respect to duration and credit quality?

A: When we last spoke six months ago, we mentioned that we were reducing the fund's duration to a neutral level with respect to its benchmark. We accomplished this by moving out of bonds with the longest maturities (20-30 years) and investing in intermediate-term bonds, which we believed were more attractive given the flattening of the yield curve. Although intermediate-term bonds suffered a sell-off in the latter part of January, this decision had a positive effect on performance in the negative interest rate environment of the last six months.

As of January 31, the average credit quality of the fund's holdings stood at A1, which was down slightly from the end of July. We achieved this rating by employing a "barbell" approach, whereby we balanced the fund's increased weighting in high-yield issues (which carry ratings of BB or below) with an increased weighting in bonds A rated. The impetus for this strategy has been our belief that high-quality investment grade bonds and high-yield issues offer better value than bonds that lie in between the two (such as those rated BBB).

Q: What is your outlook for the year ahead?

A: We believe that the bond market will remain unsettled well into 2000. Economic reports should continue to have a significant impact on short-term market movements as investors search for signs of incipient inflation. Until there is a clearer indication that the Fed will be able to move away from its current bias toward higher rates, we expect bond market performance to remain volatile. As a result, we intend to maintain a neutral duration strategy until the interest rate outlook stabilizes. In doing so, we intend to position the portfolio to ride out the effects of further bond market volatility, while at the same time providing the portfolio with the flexibility to increase the fund's interest rate exposure once it becomes apparent that the Fed is finished raising rates. Until that time, the fund's positioning should help mitigate the effects of bond market volatility. We have increased the level of liquidity and diversification in the portfolio, and are confident that the fund's mix of corporate bonds, government issues, and mortgage-backed securities will provide strong risk-adjusted returns going forward.

                                   APPENDIX 1

                   FUND SHARES OWNED BY NOMINEES AND TRUSTEES

    Many of the nominees and Trustees own shares of the series of the Acquired Trust and of other funds in the Scudder Family of Funds and AARP Funds, allocating their investments among such funds based on their individual investment needs. The following table sets forth, for each nominee and Trustee, the number of shares owned in each series of the Acquired Trust as of January 31, 2000. The information as to beneficial ownership is based on statements furnished to the Acquired Trust by each nominee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual shareholdings of any series of the Acquired Trust constitute less than 1% of the outstanding shares of such fund. As a group, the Trustees and officers own less than 1% of the shares of any series of the Acquired Trust.

                                                         AARP GNMA AND     AARP HIGH QUALITY
                                      AARP BOND FUND     U.S. TREASURY      SHORT TERM BOND
                                        FOR INCOME            FUND               FUND
                                     ----------------   ----------------   -----------------
Carole Lewis Anderson (3)..........           0                  0                   0
Adelaide Attard (1)................           0                608(5)                0
Henry P. Becton, Jr. (1)...........           0                  0                   0
Robert N. Butler, M.D. (3).........           0                  0                   0
Esther Canja (3)...................           0                140(6)                0
Linda C. Coughlin (1)..............           0                  0                   0
Dawn-Marie Driscoll (1)............           0                 35                   0
Edgar R. Fiedler (1)...............           0                 94                   0
Lt. Gen. Eugene P. Forrester (1)...           0                  0                 285
Keith R. Fox (1)...................           0                  0                   0
George L. Maddox, Jr. (1)..........           0                  0                   0
Robert J. Myers (2)................           0              3,821                   0
James H. Schulz (3)................           0                846                   0
Gordon Shillinglaw (1).............       3,955                963(7)              472(9)
Joan Edelman Spero (2).............           0                  0                   0
Jean Gleason Stromberg (2).........           0                  0                   0
Jean C. Tempel (1).................           0                  0                   0
Steven Zaleznick (4)...............           0                  0                   0
All Trustees and Officers as a
  Group............................       3,955              6,507(8)              757(10)

------------------------------

 (1) Total aggregate holdings in each series of the Acquired Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were over $100,000.

 (2) Total aggregate holdings in each series of the Acquired Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $50,000 and $100,000.

 (3) Total aggregate holdings in each series of the Acquired Trust listed and all other funds in the Scudder Family of Funds and AARP Funds ranged between $10,000 and $50,000.

 (4) Total aggregate holdings in each series of the Acquired Trust listed and all other funds in the Scudder Family of Funds and AARP Funds were $0.

 (5) Ms. Attard's shares in AARP GNMA and U.S. Treasury Fund are held with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (6) Ms. Canja's shares in AARP GNMA and U.S. Treasury Fund are held with shared investment and voting power.

 (7) Mr. Shillinglaw's shares in AARP GNMA and U.S. Treasury Fund are held with shared investment and voting power.

 (8) As a group, as of January 31, 2000, the Trustees and officers of AARP GNMA and U.S. Treasury Fund held 4,796 shares with sole voting and investment power, 1,103 shares with shared investment and voting power, and 608 shares with sole investment but no voting power. Shares held with sole investment but no voting power are shares held in profit sharing and 401(k) plans for which Scudder Kemper serves as trustee.

 (9) Mr. Shillinglaw's shares in AARP High Quality Short Term Bond Fund are held with shared investment and voting power.

 (10) As a group, as of January 31, 2000, the Trustees and officers of AARP High Quality Short Term Bond Fund held 285 shares with sole voting and investment power and 472 shares with shared investment and voting power.

                                   APPENDIX 2

                BENEFICIAL OWNERS OF MORE THAN 5% OF FUND SHARES

    As of January 31, 2000, 6,486,994 shares in the aggregate, or 11.49% of the outstanding, shares, of SCUDDER INCOME FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series: Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

    As of January 31, 2000, 6,486,994 shares in the aggregate, or 11.49% of the outstanding shares, of SCUDDER INCOME FUND were held in the name of State Street Bank & Trust Company, Custodian for Scudder Pathway Series: Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares.

SCUDDER KEMPER'S OWNERSHIP OF FUND SHARES

    Certain accounts for which Scudder Kemper acts as investment adviser owned 3,448,174 shares in the aggregate, or 6.11% of the outstanding shares, of SCUDDER INCOME FUND on January 31, 2000. Scudder Kemper may be deemed to be the beneficial owner of such shares, but disclaims any beneficial ownership in such shares.

   responsible for overseeing most of the no-load funds advised by Scudder
    Kemper, can more effectively represent shareholder interests. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH NOMINEE.

   You are also being asked to ratify the selection of PricewaterhouseCoopers
    LLP as the independent accountants of your Fund for the current fiscal year. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THIS PROPOSAL.

Q: WHEN WILL THESE CHANGES TAKE EFFECT?

A: The Board expects that the proposed changes will take effect during the third calendar quarter of this year if the proposed combination is approved.

Q: WHOM SHOULD I CALL FOR MORE INFORMATION ABOUT THIS PROXY STATEMENT?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-605-1203.

 For more information, please call Shareholder Communications
 Corporation, your Fund's information agent at 1-800-605-1203.

                                                                       AA Bond I

    This proxy statement/prospectus is accompanied by the Acquiring Fund's prospectus dated April 12, 2000, which was previously filed with the Commission via EDGAR on February 11, 2000 (File No. 2-13627) and is incorporated by reference herein.

                                  PART B

                          SCUDDER PORTFOLIO TRUST

------------------------------------------------------------------------------

                     Statement of Additional Information
                               April 18, 2000

------------------------------------------------------------------------------

Acquisition of the Assets of                 By and in Exchange for Shares of
AARP Bond Fund for Income (the "Acquired     Scudder Income Fund (the
Fund"), a series of AARP Income Trust        "Acquiring Fund"), a series of
Two International Place                      Scudder Portfolio Trust (the
Boston, MA 02110-4103                        "Acquiring Trust")
                                             Two International Place
                                             Boston, MA 02110-4103

This Statement of Additional Information is available to the shareholders of the Acquired Fund in connection with a proposed transaction whereby the Acquiring Fund will acquire all or substantially all of the assets and all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund (the "Reorganization").

This Statement of Additional Information of the Acquiring Trust contains material which may be of interest to investors but which is not included in the Prospectus/Proxy Statement of the Acquiring Trust relating to the Reorganization. This Statement of Additional Information consists of this cover page and the following documents:

1.  The Acquiring Fund's statement of additional information dated
April 12, 2000, which was previously filed with the Securities and Exchange Commission (the "Commission") via EDGAR on February 11, 2000 (File
No. 2-13627) and is incorporated by reference herein.

2. The Acquiring Fund's annual report to shareholders for the fiscal year ended January 31, 2000, which was previously filed with the Commission via EDGAR on March 29, 2000 (File No. 811-00042) and is incorporated by reference herein.

3. The Acquired Fund's prospectus dated February 1, 2000, which was previously filed with the Commission via EDGAR on January 31, 2000 (File No. 2-91577) and is incorporated by reference herein.

4.  The Acquired Fund's statement of additional information dated
February 1, 2000, which was previously filed with the Commission via EDGAR on January 31, 2000 (File No. 2-91577) and is incorporated by reference herein.

5. The Acquired Fund's annual report to shareholders for the fiscal year ended September 30, 1999, which was previously filed with the Commission via EDGAR on December 3, 1999 (File No. 811-04049) and is incorporated by reference herein.

6. The financial statements and schedules of the Acquiring Fund and the Acquired Fund required by Regulation S-X for the periods specified in
Article 3 thereof, which are filed herein.

This Statement of Additional Information is not a prospectus. A
Prospectus/Proxy Statement dated April 18, 2000 relating to the
Reorganization may be obtained by writing the Acquired Fund at Two International Place, Boston, MA 02110-4103 or by calling Scudder Investor Services, Inc. at 1-800-225-2470. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF OCTOBER 31, 1999 (UNAUDITED)

                                            Scudder    AARP Bond Fund    Scudder           Pro Forma
                                          Income Fund    for Income    Corporate Bond      Combined
                                           Principal     Principal     Fund Principal   Principal Amount
                                           Amount ($)    Amount($)       Amount ($)           ($)
                                         ----------------------------------------------------------------
REPURCHASE AGREEMENT  0.9%
---------------------------------------
Repurchase Agreement with State Street     3,484,000     4,332,000       1,195,000         9,011,000
Bank and Trust Company, 5.200%,
11/1/99

REPURCHASE AGREEMENT TOTAL

REPURCHASE AGREEMENT (COST OF
   $3,484,000  $4,332,000  $1,195,000
   AND $9,011,000 RESPECTIVELY)

U.S. GOVERNMENT & AGENCIES  24.6%
---------------------------------------
Federal Home Loan Mortgage Corp.,                        3,000,000       1,000,000         4,000,000
5.750%, 07/15/2003

U.S. Treasury Bond Inflationary Index     15,750,000     3,500,000                        19,250,000
3.625%, 04/15/2028

U.S. Treasury Bond, 6.125%, 08/15/2029     3,500,000                                       3,500,000

U.S. Treasury Bond, 6.250%, 08/15/2023    11,500,000     3,000,000                        14,500,000

U.S. Treasury Bond, 7.250%, 05/15/2016    29,000,000     4,250,000                        33,250,000

U.S. Treasury Bond, 9.375%, 02/15/2006    15,000,000                                      15,000,000

U.S. Treasury Bond, 10.750%, 8/15/05      27,000,000     9,000,000                        36,000,000


U.S. Treasury Note Inflationary Index,    16,000,000     4,000,000                        20,000,000
3.875%, 01/15/2009

U.S. Treasury Note, 5.500%, 05/31/2003    10,000,000                                      10,000,000

U.S. Treasury Note, 5.625%, 12/31/2002     5,000,000     3,000,000                         8,000,000

U.S. Treasury Note, 5.625%, 09/30/2001    10,400,000     7,100,000       5,000,000        22,500,000

U.S. Treasury Note, 6.000%, 05/15/2004     4,400,000     1,000,000         500,000         5,900,000

U.S. Treasury Note, 6.000%, 08/15/2009    21,200,000     1,900,000                        23,100,000

U.S. Treasury Note, 6.500%, 10/15/2006    12,000,000                                      12,000,000


U.S. GOVERNMENT & AGENCIES TOTAL

U.S. GOVERNMENT & AGENCIES (COST OF
   $201,861,395  $44,098,690
   $6,507,698 AND 252,467,783
   RESPECTIVELY)

GOVT NATIONAL MORTGAGE
   ASSOCIATION  3.7%
---------------------------------------
Government National Mortgage              22,667,812     5,831,699                        28,499,511
Association Pass-thru  7.00% with
various maturities to 05/15/2029

Government National Mortgage               4,870,302     1,896,388                         6,766,690
Association Pass-thru  7.50% with
various maturities to 07/15/2029

Government National Mortgage                               912,953                           912,953
Association Pass-thru  9.50% with
various maturities to 11/15/2017

GOVT NATIONAL MORTGAGE ASSOCIATION TOTAL


GOVT NATIONAL MORTGAGE ASSOCIATION
   (COST OF $27,941,143  $8,822,908
   $0 AND $36,764,051 RESPECTIVELY)

U.S. GOVERNMENT BACKED
  MORTGAGES  6.9%
---------------------------------------
Federal National Mortgage Association     37,550,112     9,387,528       1,408,129        48,345,769
6.50% with various maturities to
3/1/28

Federal National Mortgage Association     16,974,148     2,750,157                        19,724,305
8.00% with various maturities to
2/1/13

U.S. GOVERNMENT BACKED MORTGAGES TOTAL

U.S. GOVERNMENT BACKED MORTGAGES (COST
   OF $55,328,008  $12,286,610
   $1,416,655 AND $69,031,273
   RESPECTIVELY)


COLLATERALIZED MORTGAGE
  OBLIGATIONS  1.7%
---------------------------------------
GMAC Commercial Mortgage Securities                      1,000,000                         1,000,000
Inc., 6.87%, 08/15/2007

Residential Accredit Loans, Inc.,         13,103,677     2,937,210                        16,040,887
Series 1997-QS12 A7, 7.250%,
11/25/2027


COLLATERALIZED MORTGAGE OBLIGATIONS TOTAL

COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST OF $13,324,801  $4,001,772
   $0 AND 17,326,573 RESPECTIVELY)

FOREIGN BONDS -U.S.$ DENOMINATED  2.4%
---------------------------------------
PacifiCorp Australia LLC, 6.150%,          9,000,000     2,000,000       1,000,000        12,000,000
1/15/08

Petroleum Geo-Services, 6.625%,            8,000,000     2,000,000         500,000        10,500,000
3/30/08

Saga Petroleum ASA, 7.250%, 09/23/2027                   1,000,000                         1,000,000

Tembec Industries, Inc., 8.625%,                           965,000         200,000         1,165,000
6/30/09

FOREIGN BONDS -U.S.$ DENOMINATED TOTAL

FOREIGN BONDS -U.S.$ DENOMINATED (COST
   OF $16,736,870  $5,902,561
   $1,702,720 AND $24,342,151
   RESPECTIVELY)



ASSET BACKED  4.6%
---------------------------------------
AUTOMOBILE RECEIVABLES
   First Security Auto Owner Trust,        7,000,000     2,000,000         500,000         9,500,000
   Series 1999-2 A3, 6.000%, 10/15/2003

   Premier Auto Trust Asset Backed         4,931,595                                       4,931,595
   Certificate, Series 1996-3 A4,
   6.750%, 11/6/00





CREDIT CARD RECEIVABLES
   Citibank Credit Card Master Trust I,                  1,500,000                         1,500,000
   6.000%, 04/10/2003

   MBNA Master Credit Card Trust,         10,000,000     2,000,000                        12,000,000
   5.800%, 12/15/05




HOME EQUITY LOANS

  First Plus Residential Trust Series                    1,384,222                         1,384,222
  1998A, 8.500%, 05/15/2023


MANUFACTURED HOUSING RECEIVABLES
  Associated Manufactured Housing                          375,000                           375,000
  Corp. Series 1997-1 B1, 7.600%,
  06/15/2028

  Green Tree Financial Corp. Series                        498,414                           498,414
  1997-2 B2, 8.050%, 06/15/2028

  Green Tree Financial Corp. Series        5,000,000                                       5,000,000

                                                             AARP Bond        Scudder       Pro Forma
                                             Scudder          Fund for     Corporate Bond    Combined
                                            Income Fund     Income Market    Fund Market       Market
                                          Market Value ($)    Value ($)       Value ($)     Value($)(1)
                                         ---------------------------------------------------------------
REPURCHASE AGREEMENT  0.9%
---------------------------------------
Repurchase Agreement with State Street       3,484,000        4,332,000       1,195,000      9,011,000
Bank and Trust Company, 5.200%,
11/1/99
                                          --------------------------------------------------------------
REPURCHASE AGREEMENT TOTAL                   3,484,000        4,332,000       1,195,000      9,011,000
                                          ==============================================================
REPURCHASE AGREEMENT (COST OF
   $3,484,000  $4,332,000  $1,195,000
   AND $9,011,000 RESPECTIVELY)

U.S. GOVERNMENT & AGENCIES  24.6%
---------------------------------------
Federal Home Loan Mortgage Corp.,                             2,940,000         980,000      3,920,000
5.750%, 07/15/2003

U.S. Treasury Bond Inflationary Index       14,910,799        3,313,511                     18,224,310
3.625%, 04/15/2028

U.S. Treasury Bond, 6.125%, 08/15/2029       3,484,670                                       3,484,670

U.S. Treasury Bond, 6.250%, 08/15/2023      11,253,785        2,935,770                     14,189,555

U.S. Treasury Bond, 7.250%, 05/15/2016      31,252,140        4,580,055                     35,832,195

U.S. Treasury Bond, 9.375%, 02/15/2006      17,451,600                                      17,451,600

U.S. Treasury Bond, 10.750%, 8/15/05        32,901,930       10,967,310                     43,869,240


U.S. Treasury Note Inflationary Index,      15,993,119        3,998,280                     19,991,399
3.875%, 01/15/2009

U.S. Treasury Note, 5.500%, 05/31/2003       9,853,100                                       9,853,100

U.S. Treasury Note, 5.625%, 12/31/2002       4,959,350        2,975,610                      7,934,960

U.S. Treasury Note, 5.625%, 09/30/2001      10,364,224        7,075,576       4,982,800     22,422,600

U.S. Treasury Note, 6.000%, 05/15/2004       4,410,296        1,002,340         501,170      5,913,806

U.S. Treasury Note, 6.000%, 08/15/2009      21,170,108        1,897,321                     23,067,429

U.S. Treasury Note, 6.500%, 10/15/2006      12,211,920                                      12,211,920

                                          --------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES TOTAL           190,217,041       41,685,773       6,463,970    238,366,784
                                          ==============================================================
U.S. GOVERNMENT & AGENCIES (COST OF
   $201,861,395  $44,098,690
   $6,507,698 AND 252,467,783
   RESPECTIVELY)

GOVT NATIONAL MORTGAGE
   ASSOCIATION  3.7%
---------------------------------------
Government National Mortgage                22,236,017        5,721,444                     27,957,461
Association Pass-thru  7.00% with
various maturities to 05/15/2029

Government National Mortgage                 4,882,478        1,902,620                      6,785,098
Association Pass-thru  7.50% with
various maturities to 07/15/2029

Government National Mortgage                                    970,578                        970,578
Association Pass-thru  9.50% with
various maturities to 11/15/2017
                                          --------------------------------------------------------------
GOVT NATIONAL MORTGAGE ASSOCIATION TOTAL    27,118,495        8,594,642                     35,713,137
                                          ==============================================================

GOVT NATIONAL MORTGAGE ASSOCIATION
   (COST OF $27,941,143  $8,822,908
   $0 AND $36,764,051 RESPECTIVELY)

U.S. GOVERNMENT BACKED
  MORTGAGES  6.9%
---------------------------------------
Federal National Mortgage Association       36,036,373        9,009,093       1,351,364     46,396,830
6.50% with various maturities to
3/1/28

Federal National Mortgage Association       17,343,560        2,810,121                     20,153,681
8.00% with various maturities to
2/1/13
                                          --------------------------------------------------------------
U.S. GOVERNMENT BACKED MORTGAGES TOTAL      53,379,933       11,819,214       1,351,364     66,550,511
                                          ==============================================================
U.S. GOVERNMENT BACKED MORTGAGES (COST
   OF $55,328,008  $12,286,610
   $1,416,655 AND $69,031,273
   RESPECTIVELY)


COLLATERALIZED MORTGAGE
  OBLIGATIONS  1.7%
---------------------------------------
GMAC Commercial Mortgage Securities                             973,906                        973,906
Inc., 6.87%, 08/15/2007

Residential Accredit Loans, Inc.,           12,720,804        2,851,388                     15,572,192
Series 1997-QS12 A7, 7.250%,
11/25/2027

                                          --------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS TOTAL   12,720,804        3,825,294                     16,546,098
                                          ==============================================================
COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST OF $13,324,801  $4,001,772
   $0 AND 17,326,573 RESPECTIVELY)

FOREIGN BONDS -U.S.$ DENOMINATED  2.4%
---------------------------------------
PacifiCorp Australia LLC, 6.150%,            8,329,770        1,851,060         925,530     11,106,360
1/15/08

Petroleum Geo-Services, 6.625%,              7,510,000        1,877,500         469,375      9,856,875
3/30/08

Saga Petroleum ASA, 7.250%, 09/23/2027                          917,830                        917,830

Tembec Industries, Inc., 8.625%,                                955,350         198,000      1,153,350
6/30/09
                                          --------------------------------------------------------------
FOREIGN BONDS -U.S.$ DENOMINATED TOTAL      15,839,770        5,601,740       1,592,905     23,034,415
                                          ==============================================================
FOREIGN BONDS -U.S.$ DENOMINATED (COST
   OF $16,736,870  $5,902,561
   $1,702,720 AND $24,342,151
   RESPECTIVELY)



ASSET BACKED  4.6%
---------------------------------------
AUTOMOBILE RECEIVABLES
   First Security Auto Owner Trust,          6,943,125        1,983,750         495,938      9,422,813
   Series 1999-2 A3, 6.000%, 10/15/2003

   Premier Auto Trust Asset Backed           4,937,760                                       4,937,760
   Certificate, Series 1996-3 A4,
   6.750%, 11/6/00
                                          --------------------------------------------------------------
                                            11,880,885        1,983,750         495,938     14,360,573
                                          --------------------------------------------------------------


CREDIT CARD RECEIVABLES
   Citibank Credit Card Master Trust I,                       1,485,000                      1,485,000
   6.000%, 04/10/2003

   MBNA Master Credit Card Trust,            9,712,500        1,942,500                     11,655,000
   5.800%, 12/15/05
                                          --------------------------------------------------------------
                                             9,712,500        3,427,500                     13,140,000
                                          --------------------------------------------------------------

HOME EQUITY LOANS
                                          --------------------------------------------------------------
  First Plus Residential Trust Series                         1,038,166                      1,038,166
  1998A, 8.500%, 05/15/2023               --------------------------------------------------------------


MANUFACTURED HOUSING RECEIVABLES
  Associated Manufactured Housing                               270,000                        270,000
  Corp. Series 1997-1 B1, 7.600%,
  06/15/2028

  Green Tree Financial Corp. Series                             365,711                        365,711
  1997-2 B2, 8.050%, 06/15/2028

  Green Tree Financial Corp. Series          3,978,125                                       3,978,125


                                            Scudder    AARP Bond Fund    Scudder           Pro Forma
                                          Income Fund    for Income    Corporate Bond      Combined
                                           Principal     Principal     Fund Principal   Principal Amount
                                           Amount ($)    Amount($)       Amount ($)           ($)
                                         ----------------------------------------------------------------
   1998-2 B1, 7.170%, 01/15/2029

   Green Tree Financial Corp., Series      5,000,000                                       5,000,000
   1998-2 B1, 7.36%. 10/1/2020

   Merrill Lynch Mortgage Investors        7,050,370                                       7,050,370
   Inc., "B", Series 1991-D, 9.850%,
   07/15/2011






ASSET BACKED TOTAL

ASSET BACKED (COST OF $38,840,662
   $7,744,129  $500,000 AND
   $47,084,791 RESPECTIVELY)

CORPORATE BONDS  53.8%
---------------------------------------
CONSUMER DISCRETIONARY
   Finlay Fine Jewelry Co., 8.375%,                                        250,000           250,000
   5/1/08

   Harrah's Operating Co., Inc., 7.875%,                 2,000,000         250,000         2,250,000
   12/15/05

   Imax Corp., 7.875%, 12/01/2005                        1,000,000                         1,000,000

   Tricon Global Restaurants, 7.650%,                    1,500,000         500,000         2,000,000
   5/15/08




CONSUMER STAPLES
   Aurora Foods, Inc., 8.750%,                           1,000,000                         1,000,000
   07/01/2008

   Bass America Inc., 6.625%,              9,500,000     1,500,000         500,000        11,500,000
   03/01/2003

   Borden Inc., 7.875%, 02/15/2023         5,000,000                                       5,000,000

   Dyersburg Corp., 9.750%, 09/01/2007                                     250,000           250,000

   Fleming Companies, Inc., 10.625%,                     1,250,000         250,000         1,500,000
   7/31/07

   Pepsi Bottling Holdings, Inc.,         10,000,000     2,500,000         500,000        13,000,000
   5.625%, 2/17/09

   Racers-Kellogg, 5.750%, 02/02/2001     10,000,000                                      10,000,000

   Safeway Inc., 6.050%, 11/15/2003        6,000,000     2,000,000         500,000         8,500,000

   The Great Atlantic & Pacific Tea                      3,000,000       1,000,000         4,000,000
   Co., Inc., 7.700%, 01/15/2004

   Westpoint Stevens, Inc., 7.875%,        7,000,000     1,000,000                         8,000,000
   6/15/05




HEALTH
   NBTY Inc., 8.625%, 09/15/2007                           325,000         150,000           475,000

   Tenet Healthcare Corp., 8.625%,         3,000,000       500,000                         3,500,000
   1/15/07





COMMUNICATIONS
   AT&T Corp., 6.000%, 03/15/2009          7,000,000     2,000,000         500,000         9,500,000

   Allegiance Telecom, Inc., 12.875%,                                      250,000           250,000
   5/15/08

   Call-Net Enterprises Inc., Senior                     1,800,000                         1,800,000
   Note, 8.000%, 08/15/2008

   Intermedia Communications, Inc.,                      2,000,000         250,000         2,250,000
   8.875%, 11/01/2007

   Level 3 Communications, Inc.,                         2,000,000         250,000         2,250,000
   9.125%, 5/1/08

   McLeodUSA Inc., 8.125%, 02/15/2009                    1,500,000         500,000         2,000,000

   McLeodUSA, Inc., Exchange Shares,                       500,000                           500,000
   8.375%, 03/15/2008

   Qwest Communications International,    10,000,000     3,000,000       1,000,000        14,000,000
   7.500%, 11/01/2008

   SBA Communications Corp., Step-up                                       400,000           400,000
   Coupon, 0% to 03/01/2003, 12.000%
   to 3/1/08

   Sprint Capital Corp., 5.875%,                                           500,000           500,000
   5/1/04

   Sprint Capital Corp., 6.125%,          18,000,000     5,000,000       1,000,000        24,000,000
   11/15/08

   WorldCom, Inc., 6.400%, 08/15/2005                    3,000,000                         3,000,000





FINANCIAL
   Bank United Capital Trust, 10.250%,     4,250,000                       250,000         4,500,000
   12/31/26

   Boeing Capital Corp., 6.750%,          10,000,000     1,500,000                        11,500,000
   12/23/03

   Capital One Bank, 6.570%, 01/27/2003    5,000,000     2,500,000         250,000         7,750,000

   Commerce Bancorporation, 11.750%,       6,200,000                                       6,200,000
   6/6/27

   First USA Bank, 5.850%, 02/22/2001      9,750,000     1,500,000         250,000        11,500,000

   First Union Institutional Capital II,  14,000,000     1,000,000       1,000,000        16,000,000
   7.850%, 01/01/2027

   Ford Motor Credit Co., 6.125%,                                          500,000           500,000
   4/28/03

   Ford Motor Credit Corp., 7.375%,       10,000,000                                      10,000,000
   10/28/09

   GS Escrow Corp., 7.000%, 08/01/2003     7,000,000     2,000,000                         9,000,000

   General Electric Capital Corp. "A",     9,000,000     2,000,000       1,000,000        12,000,000
   6.020%, 05/04/2001

   Home Savings of America, 6.000%,       10,000,000     2,500,000       1,000,000        13,500,000
   11/1/00

   Merrill Lynch & Co., Inc., 6.000%,      8,000,000     2,500,000         500,000        11,000,000
   2/17/09

   Prudential Insurance Co., 6.375%,      10,000,000     2,000,000       1,000,000        13,000,000
   7/23/06

   United Bank Corp., 8.000%,                            2,500,000         500,000         3,000,000


                                                             AARP Bond        Scudder       Pro Forma
                                             Scudder          Fund for     Corporate Bond    Combined
                                            Income Fund     Income Market    Fund Market       Market
                                          Market Value ($)    Value ($)       Value ($)     Value($)(1)
                                         ---------------------------------------------------------------
   1998-2 B1, 7.170%, 01/15/2029

   Green Tree Financial Corp., Series        3,928,125                                       3,928,125
   1998-2 B1, 7.36%. 10/1/2020

   Merrill Lynch Mortgage Investors          7,220,002                                       7,220,002
   Inc., "B", Series 1991-D, 9.850%,
   07/15/2011
                                          --------------------------------------------------------------
                                            15,126,252          635,711                     15,761,963
                                          --------------------------------------------------------------


                                          --------------------------------------------------------------
ASSET BACKED TOTAL                          36,719,637        7,085,127         495,938     44,300,702
                                          ==============================================================
ASSET BACKED (COST OF $38,840,662
   $7,744,129  $500,000 AND
   $47,084,791 RESPECTIVELY)

CORPORATE BONDS  53.8%
---------------------------------------
CONSUMER DISCRETIONARY
   Finlay Fine Jewelry Co., 8.375%,                                             225,000        225,000
   5/1/08

   Harrah's Operating Co., Inc., 7.875%,                      1,905,000         238,125      2,143,125
   12/15/05

   Imax Corp., 7.875%, 12/01/2005                               927,500                        927,500

   Tricon Global Restaurants, 7.650%,                         1,428,750         476,250      1,905,000
   5/15/08
                                          --------------------------------------------------------------
                                                              4,261,250         939,375      5,200,625
                                          --------------------------------------------------------------

CONSUMER STAPLES
   Aurora Foods, Inc., 8.750%,                                  952,500                        952,500
   07/01/2008

   Bass America Inc., 6.625%,                9,356,645        1,477,365         492,455     11,326,465
   03/01/2003

   Borden Inc., 7.875%, 02/15/2023           3,937,400                                       3,937,400

   Dyersburg Corp., 9.750%, 09/01/2007                                           75,000         75,000

   Fleming Companies, Inc., 10.625%,                          1,118,750         223,750      1,342,500
   7/31/07

   Pepsi Bottling Holdings, Inc.,            8,999,100        2,249,775         449,955     11,698,830
   5.625%, 2/17/09

   Racers-Kellogg, 5.750%, 02/02/2001        9,937,500                                       9,937,500

   Safeway Inc., 6.050%, 11/15/2003          5,768,760        1,922,920         480,730      8,172,410

   The Great Atlantic & Pacific Tea                           2,917,920         972,640      3,890,560
   Co., Inc., 7.700%, 01/15/2004

   Westpoint Stevens, Inc., 7.875%,          6,510,000          930,000                      7,440,000
   6/15/05
                                          --------------------------------------------------------------
                                            44,509,405       11,569,230       2,694,530     58,773,165
                                          --------------------------------------------------------------

HEALTH
   NBTY Inc., 8.625%, 09/15/2007                                277,063         127,875        404,938

   Tenet Healthcare Corp., 8.625%,           2,797,500          466,250                      3,263,750
   1/15/07
                                          --------------------------------------------------------------
                                             2,797,500          743,313         127,875      3,668,688
                                          --------------------------------------------------------------


COMMUNICATIONS
   AT&T Corp., 6.000%, 03/15/2009            6,470,940        1,848,840         462,210      8,781,990

   Allegiance Telecom, Inc., 12.875%,                                           274,374        274,374
   5/15/08

   Call-Net Enterprises Inc., Senior                          1,557,000                      1,557,000
   Note, 8.000%, 08/15/2008

   Intermedia Communications, Inc.,                           1,790,000         223,750      2,013,750
   8.875%, 11/01/2007

   Level 3 Communications, Inc.,                              1,845,000         230,625      2,075,625
   9.125%, 5/1/08

   McLeodUSA Inc., 8.125%, 02/15/2009                         1,395,000         465,000      1,860,000

   McLeodUSA, Inc., Exchange Shares,                            470,000                        470,000
   8.375%, 03/15/2008

   Qwest Communications International,       9,921,500        2,976,450         992,150     13,890,100
   7.500%, 11/01/2008

   SBA Communications Corp., Step-up                                            218,000        218,000
   Coupon, 0% to 03/01/2003, 12.000%
   to 3/1/08

   Sprint Capital Corp., 5.875%,                                                479,800        479,800
   5/1/04

   Sprint Capital Corp., 6.125%,            16,644,600        4,623,500         924,700     22,192,800
   11/15/08

   WorldCom, Inc., 6.400%, 08/15/2005                         2,915,940                      2,915,940

                                          --------------------------------------------------------------
                                            33,037,040       19,421,730       4,270,609     56,729,379
                                          --------------------------------------------------------------

FINANCIAL
   Bank United Capital Trust, 10.250%,       3,867,500                          227,500      4,095,000
   12/31/26

   Boeing Capital Corp., 6.750%,            10,029,800        1,504,470                     11,534,270
   12/23/03

   Capital One Bank, 6.570%, 01/27/2003      4,861,000        2,430,500         243,050      7,534,550

   Commerce Bancorporation, 11.750%,         6,634,000                                       6,634,000
   6/6/27

   First USA Bank, 5.850%, 02/22/2001        9,668,100        1,487,400         247,900     11,403,400

   First Union Institutional Capital II,    13,358,520          954,180         954,180     15,266,880
   7.850%, 01/01/2027

   Ford Motor Credit Co., 6.125%,                                               488,315        488,315
   4/28/03

   Ford Motor Credit Corp., 7.375%,         10,052,000                                      10,052,000
   10/28/09

   GS Escrow Corp., 7.000%, 08/01/2003       6,556,148        1,873,185                      8,429,333

   General Electric Capital Corp. "A",       8,955,000        1,990,000         995,000     11,940,000
   6.020%, 05/04/2001

   Home Savings of America, 6.000%,          9,925,600        2,481,400         992,560     13,399,560
   11/1/00

   Merrill Lynch & Co., Inc., 6.000%,        7,307,360        2,283,550         456,710     10,047,620
   2/17/09

   Prudential Insurance Co., 6.375%,         9,413,700        1,882,740         941,370     12,237,810
   7/23/06

   United Bank Corp., 8.000%,                                 2,303,000         460,600      2,763,600


                                            Scudder    AARP Bond Fund    Scudder           Pro Forma
                                          Income Fund    for Income    Corporate Bond      Combined
                                           Principal     Principal     Fund Principal   Principal Amount
                                           Amount ($)    Amount($)       Amount ($)           ($)
                                         ----------------------------------------------------------------
   03/15/2009




MEDIA
   AMFM Inc., 10.500%, 01/15/2007                        1,000,000                         1,000,000

   AMFM, Inc., 8.000%, 11/01/2008          6,000,000     2,500,000         500,000         9,000,000

   CSC Holdings Inc., 7.875%,             10,000,000     1,500,000                        11,500,000
   2/15/18

   Charter Communication Holdings LLC,     7,000,000     2,500,000         500,000        10,000,000
   8.250%, 04/01/2007

   News America Holdings Inc., 9.250%,    10,000,000     2,500,000         500,000        13,000,000
   2/1/13

   Outdoor Systems, Inc., 8.875%,         10,000,000     1,000,000         250,000        11,250,000
   6/15/07

   TCI-Communications, Inc., 8.000%,      11,250,000     2,500,000       1,000,000        14,750,000
   8/1/05

   Time Warner Inc., 9.125%, 01/15/2013   12,000,000     1,000,000                        13,000,000





SERVICE INDUSTRIES
   Allied Waste North America, 7.375%,     3,500,000     1,250,000         250,000         5,000,000
   1/1/04

   Cendant Corp., 7.750%, 12/01/2003                     3,000,000         500,000         3,500,000

   Integrated Electrical Services, Inc.,                 2,000,000         500,000         2,500,000
   9.375%, 02/01/2009

   Prime Hospitality Corp., 9.250%,                      1,000,000                         1,000,000
   1/15/06

   Primedia, Inc., 7.625%, 04/01/2008                    1,500,000                         1,500,000





DURABLES
   BE Aerospace, Inc., 8.000%,
   03/01/2008                                            2,000,000                         2,000,000

   Lear Corp., 7.960%, 05/15/2005          8,000,000     2,500,000         500,000        11,000,000

   Martin Marietta Corp., 6.500%,          8,000,000     1,500,000                         9,500,000
   4/15/03




MANUFACTURING
   AEP Industries Inc., 9.875%,                                            250,000           250,000
   11/15/07

   Apache Corp., 7.700%, 03/15/2026        2,000,000                                       2,000,000

   Columbus McKinnon Corp., 8.500%,                      1,000,000                         1,000,000
   4/1/08

   Fort James Corp., 6.625%, 09/15/2004                  2,000,000                         2,000,000

   Graham Packaging Co., 8.750%,           5,150,000       750,000                         5,900,000
   1/15/08

   Lyondell Chemical Co., 9.875%,                        1,000,000         500,000         1,500,000
   5/1/07

   Radnor Holdings Corp., 10.000%,                                         250,000           250,000
   12/1/03

   TRW, Inc., 6.625%, 06/01/2004                         2,000,000         500,000         2,500,000

   Xerox Corp., 5.500%, 11/15/2003         5,000,000     1,000,000         500,000         6,500,000





TECHNOLOGY
   IBM Corp., 5.100%, 11/10/2003                                         1,000,000         1,000,000

   Raytheon Co. 6.000%, 12/15/2010         8,000,000     2,000,000         500,000        10,500,000





ENERGY
   Anadarko Petroleum Corp., 7.000%,      11,600,000     3,000,000         700,000        15,300,000
   11/15/27

   Barrett Resources Corp., 7.550%,        6,700,000     1,500,000         300,000         8,500,000
   2/1/07

   Conoco Inc., 5.900%, 04/15/2004                                         750,000           750,000

   Conoco, Inc., 6.350%, 04/15/2009        5,500,000     2,000,000                         7,500,000

   Duke Energy Corp., 10.000%,
   08/15/2001                                            2,000,000         500,000         2,500,000

   Lomak Petroleum, Inc., 8.750%,          5,000,000                                       5,000,000
   1/15/07

   Louis Dreyfus Natural Gas Corp.,                      2,500,000         500,000         3,000,000
   6.875%, 12/01/2007

   Louisiana Land & Exploration,           5,000,000     2,500,000       1,000,000         8,500,000
   7.650%, 12/1/23

   Pioneer Natural Resources Co.,          6,500,000     2,000,000                         8,500,000
   7.200%, 1/15/28

   Texas Eastern Transmission Corp.,       5,500,000                                       5,500,000
   10.000%, 08/15/2001





CONSTRUCTION
   American Standard Companies Inc.,                     1,500,000                         1,500,000
   7.625%, 02/15/2010

   NVR Inc., 8.000%, 06/01/2005                          2,000,000                         2,000,000

   Nortek, Inc., 9.125%, 09/01/2007        3,250,000                       250,000         3,500,000

   Nortek, Inc., 9.250%, 03/15/2007                        250,000                           250,000





TRANSPORTATION
   Allied Holdings Inc., 8.625%,           4,000,000       500,000                         4,500,000
   10/1/07

   Continental Airlines Inc., 6.795%,      8,000,000                                       8,000,000
   8/2/18

   Newport News Shipbuilding Co.,          5,000,000     1,500,000                         6,500,000
   8.625% 12/1/06

   Northwest Airlines Corp., 7.875%,                     1,500,000                         1,500,000
   3/15/08




UTILITIES
   CalEnergy Co., Inc., 7.230%,                          2,500,000         500,000         3,000,000


                                                             AARP Bond       Scudder         Pro Forma
                                             Scudder          Fund for     Corporate Bond    Combined
                                            Income Fund     Income Market    Fund Market       Market
                                          Market Value ($)    Value ($)       Value ($)     Value($)(1)
                                         ---------------------------------------------------------------
   03/15/2009
                                          --------------------------------------------------------------
                                           100,628,728       19,190,425       6,007,185    125,826,338
                                          --------------------------------------------------------------

MEDIA
   AMFM Inc., 10.500%, 01/15/2007                             1,090,000                      1,090,000

   AMFM, Inc., 8.000%, 11/01/2008            5,955,000        2,481,250         496,250      8,932,500

   CSC Holdings Inc., 7.875%,                9,477,900        1,421,685                     10,899,585
   2/15/18

   Charter Communication Holdings LLC,       6,580,000        2,350,000         470,000      9,400,000
   8.250%, 04/01/2007

   News America Holdings Inc., 9.250%,      10,988,400        2,747,100         549,420     14,284,920
   2/1/13

   Outdoor Systems, Inc., 8.875%,           10,150,000        1,015,000         253,750     11,418,750
   6/15/07

   TCI-Communications, Inc., 8.000%,        11,744,888        2,609,975       1,043,990     15,398,853
   8/1/05

   Time Warner Inc., 9.125%, 01/15/2013     13,477,680        1,123,140                     14,600,820

                                          --------------------------------------------------------------
                                            68,373,868       14,838,150       2,813,410     86,025,428
                                          --------------------------------------------------------------

SERVICE INDUSTRIES
   Allied Waste North America, 7.375%,       3,045,000        1,087,500         217,500      4,350,000
   1/1/04

   Cendant Corp., 7.750%, 12/01/2003                          2,979,540         496,590      3,476,130

   Integrated Electrical Services, Inc.,                      1,930,000         482,500      2,412,500
   9.375%, 02/01/2009

   Prime Hospitality Corp., 9.250%,                             960,000                        960,000
   1/15/06

   Primedia, Inc., 7.625%, 04/01/2008                         1,380,000                      1,380,000

                                          --------------------------------------------------------------
                                             3,045,000        8,337,040       1,196,590     12,578,630
                                          --------------------------------------------------------------

DURABLES
   BE Aerospace, Inc., 8.000%,
   03/01/2008                                                 1,745,000                      1,745,000

   Lear Corp., 7.960%, 05/15/2005            7,797,600        2,436,750         487,350     10,721,700

   Martin Marietta Corp., 6.500%,            7,780,000        1,458,750                      9,238,750
   4/15/03
                                          --------------------------------------------------------------
                                            15,577,600        5,640,500         487,350     21,705,450
                                          --------------------------------------------------------------

MANUFACTURING
   AEP Industries Inc., 9.875%,                                                 237,500        237,500
   11/15/07

   Apache Corp., 7.700%, 03/15/2026          1,964,180                                       1,964,180

   Columbus McKinnon Corp., 8.500%,                             840,000                        840,000
   4/1/08

   Fort James Corp., 6.625%, 09/15/2004                       1,944,460                      1,944,460

   Graham Packaging Co., 8.750%,             4,853,875          706,875                      5,560,750
   1/15/08

   Lyondell Chemical Co., 9.875%,                               995,000         497,500      1,492,500
   5/1/07

   Radnor Holdings Corp., 10.000%,                                              251,250        251,250
   12/1/03

   TRW, Inc., 6.625%, 06/01/2004                              1,941,400         485,350      2,426,750

   Xerox Corp., 5.500%, 11/15/2003           4,729,000          945,800         472,900      6,147,700

                                          --------------------------------------------------------------
                                            11,547,055        7,373,535       1,944,500     20,865,090
                                          --------------------------------------------------------------

TECHNOLOGY
   IBM Corp., 5.100%, 11/10/2003                                                943,125        943,125

   Raytheon Co. 6.000%, 12/15/2010           7,012,960        1,753,240         438,310      9,204,510

                                          --------------------------------------------------------------
                                             7,012,960        1,753,240       1,381,435     10,147,635
                                          --------------------------------------------------------------

ENERGY
   Anadarko Petroleum Corp., 7.000%,        10,200,343        2,638,020         615,538     13,453,901
   11/15/27

   Barrett Resources Corp., 7.550%,          6,365,000        1,425,000         285,000      8,075,000
   2/1/07

   Conoco Inc., 5.900%, 04/15/2004                                              722,010        722,010

   Conoco, Inc., 6.350%, 04/15/2009          5,227,310        1,900,840                      7,128,150

   Duke Energy Corp., 10.000%,
   08/15/2001                                                 2,108,740         527,185      2,635,925

   Lomak Petroleum, Inc., 8.750%,            4,525,000                                       4,525,000
   1/15/07

   Louis Dreyfus Natural Gas Corp.,                           2,184,075         436,815      2,620,890
   6.875%, 12/01/2007

   Louisiana Land & Exploration,             4,857,450        2,428,725         971,490      8,257,665
   7.650%, 12/1/23

   Pioneer Natural Resources Co.,            4,854,688        1,493,750                      6,348,438
   7.200%, 1/15/28

   Texas Eastern Transmission Corp.,         5,799,035                                       5,799,035
   10.000%, 08/15/2001

                                          --------------------------------------------------------------
                                            41,828,826       14,179,150       3,558,038     59,566,014
                                          --------------------------------------------------------------

CONSTRUCTION
   American Standard Companies Inc.,                          1,320,000                      1,320,000
   7.625%, 02/15/2010

   NVR Inc., 8.000%, 06/01/2005                               1,830,000                      1,830,000

   Nortek, Inc., 9.125%, 09/01/2007          3,120,000                          240,000      3,360,000

   Nortek, Inc., 9.250%, 03/15/2007                             241,875                        241,875

                                          --------------------------------------------------------------
                                             3,120,000        3,391,875         240,000      6,751,875
                                          --------------------------------------------------------------

TRANSPORTATION
   Allied Holdings Inc., 8.625%,             3,480,000          435,000                      3,915,000
   10/1/07

   Continental Airlines Inc., 6.795%,        7,432,800                                       7,432,800
   8/2/18

   Newport News Shipbuilding Co.,            4,975,000        1,492,500                      6,467,500
   8.625% 12/1/06

   Northwest Airlines Corp., 7.875%,                          1,293,555                      1,293,555
   3/15/08
                                          --------------------------------------------------------------
                                            15,887,800        3,221,055                     19,108,855
                                          --------------------------------------------------------------

UTILITIES
   CalEnergy Co., Inc., 7.230%,                               2,471,100         494,220      2,965,320



                                            Scudder    AARP Bond Fund    Scudder           Pro Forma
                                          Income Fund    for Income    Corporate Bond      Combined
                                           Principal     Principal     Fund Principal   Principal Amount
                                           Amount ($)    Amount($)       Amount ($)           ($)
                                         ----------------------------------------------------------------
   9/15/05

   Cleveland Electric Illumination Co.,                  1,500,000                         1,500,000
   6.860%, 10/01/2008

   Houston Lighting & Power Capital        6,500,000                       250,000         6,750,000
   Trust II, 8.257%, 02/01/2037

   Niagara Mohawk Power Corp., 7.375%,     9,829,271     2,268,293         756,098        12,853,662
   7/1/03

   Niagara Mohawk Power Corp., 7.625%,                   1,512,196                         1,512,196
   10/1/05

   Public Service Co. of Colorado,        10,000,000                                      10,000,000
   6.000%, 04/15/2003

CORPORATE BONDS TOTAL



CORPORATE BONDS (COST OF $392,388,616
   $129,515,229 $28,714,358 AND
   $550,618,203 RESPECTIVELY)

OTHER  1.4%
---------------------------------------
Riverside Loan Trust I, 7.438%,           15,000,000                                      15,000,000
7/16/08

OTHER TOTAL

OTHER (COST OF $15,000,000  $0  $0 AND
   $15,000,000 RESPECTIVELY)



TOTAL INVESTMENT PORTFOLIO - 100%

INVESTMENT PORTFOLIO (TOTAL COST OF
   $764,905,495  $216,703,899
   $40,036,431 AND $1,021,645,825
   RESPECTIVELY)


                                                             AARP Bond       Scudder         Pro Forma
                                             Scudder          Fund for     Corporate Bond    Combined
                                            Income Fund     Income Market    Fund Market       Market
                                          Market Value ($)    Value ($)       Value ($)     Value($)(1)
                                         ---------------------------------------------------------------
   9/15/05

   Cleveland Electric Illumination Co.,                       1,404,510                      1,404,510
   6.860%, 10/01/2008

   Houston Lighting & Power Capital          5,866,250                          225,625      6,091,875
   Trust II, 8.257%, 02/01/2037

   Niagara Mohawk Power Corp., 7.375%,       9,847,652        2,272,535         757,512     12,877,699
   7/1/03

   Niagara Mohawk Power Corp., 7.625%,                        1,525,881                      1,525,881
   10/1/05

   Public Service Co. of Colorado,           9,754,900                                       9,754,900
   6.000%, 04/15/2003
                                          --------------------------------------------------------------
                                            25,468,802        7,674,026       1,477,357     34,620,185
                                          --------------------------------------------------------------

                                          --------------------------------------------------------------
CORPORATE BONDS TOTAL                      372,834,584      121,594,519      27,138,254    521,567,357
                                          ==============================================================
CORPORATE BONDS (COST OF $392,388,616
   $129,515,229 $28,714,358 AND
   $550,618,203 RESPECTIVELY)

OTHER  1.4%
---------------------------------------
Riverside Loan Trust I, 7.438%,             14,060,625                                      14,060,625
7/16/08
                                          --------------------------------------------------------------
OTHER TOTAL                                 14,060,625                                      14,060,625
                                          ==============================================================
OTHER (COST OF $15,000,000  $0  $0 AND
   $15,000,000 RESPECTIVELY)


                                          ==============================================================
TOTAL INVESTMENT PORTFOLIO - 100%          726,374,889      204,538,309      38,237,431    969,150,629
                                          ==============================================================
INVESTMENT PORTFOLIO (TOTAL COST OF
   $764,905,495  $216,703,899
   $40,036,431 AND $1,021,645,825
   RESPECTIVELY)


1) Certain securities that do not conform to the investment policies to be in effect after the Reorganization will be disposed of prior to the Reorganization.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 1999 (UNAUDITED)


                                    SCUDDER                                 SCUDDER
                                     INCOME            AARP BOND FUND       CORPORATE         PRO FORMA          PRO FORMA
                                      FUND               FOR INCOME         BOND FUND        ADJUSTMENTS         COMBINED
                               ---------------------------------------------------------   ---------------    ---------------
Investments, at value             $ 726,374,889       $    204,538,309    $ 38,237,431                         $ 969,150,629
Cash                                        478                     42             248                                   768
Other assets less liabilities         7,810,435              3,218,562       1,141,316      $  (450,559)  (2)     11,719,754
                               ---------------------------------------------------------   ---------------    ---------------
Net assets                        $ 734,185,802       $    207,756,913    $ 39,378,995      $  (450,559)       $ 980,871,151
                               =========================================================   ===============    ===============

NET ASSETS
S Class                                                                                                        $ 773,114,238
AARP Class                                                                                                     $ 207,756,913
SHARES OUTSTANDING
S Class                              58,884,573                               3,461,403         (300,970)         62,045,006
AARP Class                                                  14,699,471                         1,974,439          16,673,910
NET ASSET VALUE PER SHARE
S Class                           $       12.47                            $      11.38                        $       12.46
AARP Class                                            $          14.13                                                 12.46

              PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS
         FOR THE TWELVE MONTH PERIOD ENDED OCTOBER 31, 1999 (UNAUDITED)

                                        SCUDDER                              SCUDDER
                                         INCOME           AARP BOND FUND     CORPORATE        PRO FORMA          PRO FORMA
                                          FUND             FOR INCOME        BOND FUND       ADJUSTMENTS         COMBINED
                                    ------------------------------------------------------------------------------------------
Investment Income:
  Interest income                     $  54,396,305          15,073,941       2,622,262    $           --      $  72,092,508
                                    ------------------------------------------------------------------------------------------
     Total Investment Income             54,396,305          15,073,941       2,622,262                           72,092,508
  Expenses
     Management fees                      4,620,541           1,169,588         242,082        (63,737)  (3)       5,968,474
     Trustee fees                            53,027              26,807          28,068        (54,875)  (4)          53,027
     All other expenses                   6,947,193             679,019         459,437     (5,017,949)  (5)       3,067,700
                                    ------------------------------------------------------------------------------------------
  Total expenses before
    reductions                           11,620,761           1,875,414         729,587     (5,136,561)            9,089,201
  Expense reductions                     (4,244,371)           (954,825)       (729,587)     5,928,783   (6)             -
                                    ------------------------------------------------------------------------------------------
  Expenses, net                           7,376,390             920,589             -          792,222             9,089,201
                                    ------------------------------------------------------------------------------------------
Net investment income (loss)             47,019,915          14,153,352       2,622,262       (792,222)           63,003,307
                                    ------------------------------------------------------------------------------------------

Net Realized and Unrealized Gain
  (Loss) on Investments:

  Net realized gain (loss)
    from investments                     (8,947,138)         (2,965,572)       (364,639)            --           (12,277,349)

  Net unrealized appreciation
    (depreciation) of investments       (37,446,738)        (10,044,444)     (1,840,402)            --           (49,331,584)
                                    ------------------------------------------------------------------------------------------

Net increase in net assets
  from operations                     $     626,039      $    1,143,336     $   417,221    $  (792,222)        $   1,394,374
                                    ==========================================================================================


         NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
                            (UNAUDITED)
                         OCTOBER 31, 1999

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of October 31, 1999, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended October 31, 1999 for Scudder Income Fund, AARP Bond Fund for Income and Scudder Corporate Bond Fund as adjusted giving effect to the Reorganization as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund.

2. Represents one-time proxy, legal, accounting and other costs of the Reorganization of $450,559 to be borne by the Acquiring Fund.

3. Represents reduction in management fees resulting from a new management agreement.

4. Reduction in trustee fees resulting from the Reorganization.

5. Represents reduction in other expenses resulting from the implementation of an administrative fee contract.

6. Represents the elimination of expense reimbursements.